PROSPECTUS

23,600,000 Shares of Common Stock

THE ZWEIG TOTAL RETURN FUND, INC.

Issuable Upon Exercise of Non-Transferable

Rights to Subscribe for Such Shares of Common Stock

The Zweig Total Return Fund, Inc. (the “Fund”) is issuing non-transferable rights (“Rights”) to its shareholders of record as of the close of business on November 29, 2010 (the “Record Date”) entitling the holders of these Rights to subscribe (the “Offer”) for up to an aggregate of 23,600,000 shares of common stock, par value $0.001 per share (the “Common Stock”). Shareholders of record will receive one Right for each outstanding Fund share owned on the Record Date. The Rights entitle the holders to purchase one share of Common Stock for every five Rights held, and shareholders of record who fully exercise their Rights will be entitled to subscribe for additional shares of Common Stock pursuant to an over-subscription privilege described in this Prospectus. Pursuant to the over-subscription privilege, the Fund may increase the number of shares of Common Stock subject to subscription by up to 25% of the shares, or up to an additional 5,900,000 shares of Common Stock, for an aggregate total of 29,500,000 shares. Fractional shares will not be issued upon the exercise of Rights. The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be admitted for trading on the New York Stock Exchange (“NYSE”) or any other exchange. See “The Offer.” THE SUBSCRIPTION PRICE PER SHARE (THE “SUBSCRIPTION PRICE”) WILL BE EQUAL TO 95% OF THE LOWER OF THE NET ASSET VALUE PER SHARE OF THE FUND’S COMMON STOCK (“NAV”) AT THE CLOSE OF BUSINESS ON JANUARY 7, 2011 (THE “PRICING DATE”) OR THE AVERAGE OF THE LAST REPORTED SALES PRICE OF A SHARE OF THE FUND’S COMMON STOCK ON THE NYSE ON THE PRICING DATE AND THE FOUR PRECEDING BUSINESS DAYS.

        The Offer will expire at 5:00 p.m., New York City time, on January 7, 2011, unless extended as described herein (the “Expiration Date”).

The Fund announced the Offer on September 16, 2010. The Fund’s Common Stock trades on the NYSE under the symbol “ZTR.” Shares issued upon the exercise of Rights and the over-subscription privilege will be listed for trading on the NYSE, subject to notice of issuance. The net asset value per share of the Fund’s Common Stock at the close of business on September 16, 2010 and November 26, 2010 was $3.85 and $3.94, respectively, and the last reported sales price of a share of the Fund’s Common Stock on the NYSE on those dates was $3.72 and $3.65, respectively.

The Fund is a diversified, closed-end management investment company. Its investment objective is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Fund will invest up to 65% of its total assets in U.S. government securities, non-convertible debt securities of domestic issuers rated among the two highest rating categories of either Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) (or, if unrated, of comparable quality as determined by the investment adviser, Zweig Advisers LLC (the “Investment Adviser”)), and certain foreign government securities (collectively, the “Bond Investments”), and up to 50% of its total assets in equity securities comprised of common, preferred and convertible preferred stock. The equity investments will be in primarily large-capitalization companies but may also be in investments in small- or medium-capitalization companies. The Fund may, however, under certain circumstances, invest up to 75% of its total assets in equity securities as determined by the Investment Adviser. The Fund also, as part of its Bond Investments, may invest up to 10% of its total assets in non-convertible debt securities rated below the two highest rating categories of Moody’s or S&P (or, if unrated, of comparable quality as determined by the Investment Adviser).

(Continued on the following page)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTING IN THE FUND’S COMMON SHARES INVOLVES RISKS. SEE “RISK FACTORS AND SPECIAL CONSIDERATIONS” FOR FACTORS THAT SHOULD BE CONSIDERED BEFORE INVESTING IN THE COMMON SHARES OF THE FUND.

	Estimated Price to Public(1)	Sales Load	Estimated Proceeds to Registrant or Other Persons(2)(3)
Per Share	$3.51	N/A	$3.51
Total Maximum (4)	$82,836,000	N/A	$82,836,000

(Footnotes on the following page)

The date of this Prospectus is November 29, 2010.

All of the Investment Adviser’s outstanding equity interests are directly owned by Virtus Investment Partners, Inc. (“Virtus”), a NASDAQ listed company. The Investment Adviser (and its predecessor) has provided investment advisory services to the Fund since its inception. The Investment Adviser engages Zweig Consulting LLC (the “Sub-Adviser”) to perform asset allocation research and analysis and provide advice thereon to the Investment Adviser. Dr. Martin E. Zweig, President of the Sub-Adviser, has been engaged in the business of providing investment advisory services for over 40 years. While the Investment Adviser seeks to reduce the risks associated with investing in debt and equity securities, such risks cannot be eliminated. See “Investment Objective and Policies.” No assurance can be given that the Fund’s investment objective will be realized. The Fund’s administrator is VP Distributors, Inc., formerly Phoenix Equity Planning Corporation (the “Administrator”). The Fund’s Investment Adviser, Sub-Adviser and Administrator will benefit from the Offer. See “Management of the Fund.”

Upon the completion of the Offer, shareholders of record who do not fully exercise their Rights will own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, because the Subscription Price will be less than the net asset value per share as of the Pricing Date, the Offer will result in an immediate dilution of the net asset value per share for all shareholders. Although it is not possible to state precisely the amount of such decrease in net asset value per share because it is not known how many shares will be subscribed for, what the net asset value or market price of the Common Stock will be on the Pricing Date or what the Subscription Price will be, such dilution could be minimal or substantial. Any such dilution will disproportionately affect non-exercising shareholders. See “The Offer” and “Risk Factors and Special Considerations.” Except as described in this Prospectus, shareholders of record will have no right to rescind their subscriptions after receipt of their payment for shares by the Subscription Agent.

This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information, dated November 29, 2010 (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “Commission”) and is incorporated by reference in its entirety into this Prospectus. The Table of Contents of the SAI appears on page 48 of this Prospectus.

Shareholders may obtain a copy, free of charge, of the SAI and the Fund’s annual and semi-annual report to shareholders, or request other information about the Fund, from, and should direct all questions and inquires relating to the Offer to, the Fund’s Information Agent, Georgeson Inc. Banks and Brokers should call (212) 440-9800 collect and all other shareholders should call (800) 891-3214. The Fund makes available, free of charge, the SAI and the Fund’s annual and semi-annual report to shareholders at http://www.virtus.com/products/closed/details.aspx?type=&fundid=ZTR. The address of the Fund is 900 Third Avenue, New York, New York 10022, and its telephone number is (212) 451-1100. The Commission maintains a website (http://www.sec.gov) that contains the SAI and other information regarding the Fund.

(Footnotes from the previous page)

(1)	Estimated, equal to 95% of the lower of the NAV at the close of business on November 26, 2010 or the average of the last reported sales price of a share of the Fund’s Common Stock on the NYSE on November 26, 2010 and the four preceding business days.

(2)	Before deduction of offering expenses incurred by the Fund, estimated at approximately $536,000.

(3)	The funds received by check prior to the final due date of this Offer will be deposited into a segregated interest-bearing account (which interest will be paid to the Fund) pending proration and distribution of the shares.

(4)	Assumes all 23,600,000 shares are purchased at the estimated Subscription Price. Pursuant to the over-subscription privilege, the Fund may, at the discretion of the Board of Directors, increase the number of shares subject to subscription by up to 25% of the shares offered hereby. If the Fund increases the number of shares subject to subscription by 25%, the Total Maximum Estimated Subscription Price and Estimated Proceeds to the Fund will be $103,545,000 and $103,545,000, respectively. The offering expenses in connection with this offering will be charged against paid-in capital of the Fund.

Certain numbers in this Prospectus have been rounded for ease of presentation and, as a result, may not total precisely. All dollar figures are rounded to the nearest dollar and all percentages are rounded to the nearest hundredth of one percent.

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus. Unless otherwise indicated, the information in this Prospectus assumes that the allowable increase of 25% of the shares offered hereby pursuant to the over-subscription privilege will not occur.

The Fund

The Zweig Total Return Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations in September 1988. The Fund’s investment objective is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Fund will invest up to 65% of its total assets in U.S. government securities, non-convertible debt securities of domestic issuers rated among the two highest rating categories of either Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) (or, if unrated, of comparable quality as determined by the investment adviser, Zweig Advisers LLC (the “Investment Adviser”)), and certain foreign government securities (collectively, the “Bond Investments”), and up to 50% of its total assets in equity securities comprised of common, preferred and convertible preferred stock. The equity investments will be in primarily large-capitalization companies but may also be in investments in small- or medium-capitalization companies. The Fund may, however, under certain circumstances, invest up to 75% of its total assets in equity securities as determined by the Investment Adviser. The Fund also, as part of its Bond Investments, may invest up to 10% of its total assets in non-convertible debt securities rated below the two highest rating categories of Moody’s or S&P (or, if unrated, of comparable quality as determined by the Investment Adviser).

The Investment Adviser determines the level of fixed income investment exposure, and the average maturity and duration, in the Fund primarily on the basis of the Fund’s portfolio managers’ judgment and market opportunities as well as a bond model provided by Zweig Consulting LLC (the “Sub-Adviser”). The bond model suggests an appropriate level of duration (a measure of risk in a bond portfolio) for implementation by the Fund’s portfolio managers. The Fund’s portfolio managers then incorporate fundamental analysis to determine which specific bonds to own and what maturities to hold to arrive at the overall duration of the portfolio. The overall bond portfolio generally has a blend of short, medium and long-maturity bonds, which balances the overall duration risk with other yield curve risks depending on the overall duration that the portfolio managers wish to achieve. The portfolio managers will vary the maturities to arrive at the appropriate desired average. The Fund primarily invests its Bond Investments in U.S. Treasury securities and agency securities of the highest quality. The extent of the Fund’s investment in equity securities will be determined primarily on the basis of equity asset allocation techniques developed by Dr. Martin E. Zweig, President of the Sub-Adviser, and his staff. Dr. Martin E. Zweig has been engaged in the business of providing investment advisory services for over 40 years.

All of the Investment Adviser’s outstanding equity interests are directly owned by Virtus Investment Partners, Inc. (“Virtus”), a NASDAQ listed company. The Investment Adviser (and its predecessor) has provided investment advisory services to the Fund since its inception. The Investment Adviser engages the Sub-Adviser to perform asset allocation research and analysis and provide advice thereon to the Investment Adviser. While the Investment Adviser seeks to reduce the risks associated with investing in debt and equity securities, the risk of investment in debt and equity securities cannot be eliminated. See “Investment Objective and Policies.” No assurance can be given that the Fund’s investment objective will be realized.

The Fund’s outstanding common stock, par value $0.001 per share (the “Common Stock”) is listed and traded on the NYSE. The average weekly trading volume of the Common Stock on the NYSE during the year ended December 31, 2009 was 1,419,000 shares and as of November 26, 2010, the average weekly trading volume for 2010 was 2,122,892 shares. As of December 31, 2009, the net assets of the Fund were $473,216,685.

VP Distributors, Inc. (the “Administrator”) serves as the Fund’s administrator and receives from the Fund an administrative fee computed at the annual rate of 0.065% of the Fund’s average daily net assets. The Fund pays the Investment Adviser a monthly investment advisory fee computed at the annual rate of 0.70% of the Fund’s average daily net assets. See “Management of the Fund.”

Terms of the Offer

The Fund is issuing to its shareholders of record (“Record Date Shareholders”) as of the close of business on November 29, 2010 (the “Record Date”) non-transferable rights (the “Rights”) to subscribe for up to an aggregate of 23,600,000 shares of Common Stock (the “Shares”) of the Fund. The Fund may increase the number of shares of Common Stock subject to subscription by up to 25% of the Shares, or up to an additional 5,900,000 Shares of Common Stock, for an aggregate total of 29,500,000 Shares. Each Record Date Shareholder is being issued one Right for each whole share of Common Stock owned on the Record Date. The Rights entitle the holders thereof to subscribe for one Share for every five Rights held (the “Offer”). Fractional Shares will not be issued upon the exercise of Rights. If a Record Date Shareholder’s total ownership is fewer than five shares, such shareholder may subscribe for one Share.

Rights may be exercised at any time during the Subscription Period, which commences on November 30, 2010 and ends at 5:00 p.m., New York City time, on January 7, 2011, unless extended by the Fund until 5:00 p.m., New York City time, to a date not later than January 14, 2011 (such date, as it may be extended, is referred to in this Prospectus as the “Expiration Date”). A Record Date Shareholder’s right to acquire during the Subscription Period at the Subscription Price (as described below) one additional Share for every five Rights held is hereinafter referred to as the “Primary Subscription.” The Rights are evidenced by subscription certificates (the “Subscription Certificates”), which will be mailed to Record Date Shareholders, except as discussed in “The Offer — Foreign Restrictions.”

The subscription price per Share (the “Subscription Price”) will be equal to 95% of the lower of the net asset value per share of the Fund’s Common Stock (“NAV”) at the close of business on January 7, 2011 (the “Pricing Date”) or the average of the last reported sales price of a share of the Fund’s Common Stock on the NYSE on the Pricing Date and the four preceding business days, unless the Offer is extended. Since the Expiration Date and the Pricing Date are each January 7, 2011, Record Date Shareholders who choose to exercise their Rights will not know at the time of exercise the Subscription Price for Shares acquired pursuant to such exercise. Record Date Shareholders will have no right to rescind a purchase after receipt of their payment for Shares by the Fund’s subscription agent, Computershare Trust Company, N.A. (“Computershare” or the “Subscription Agent”). There is no minimum number of Rights that must be exercised in order for the Offer to close.

Pursuant to the over-subscription privilege (the “Over-Subscription Privilege”), any Record Date Shareholder who fully exercises all Rights issued to such shareholder in the Primary Subscription (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) will be entitled to subscribe for additional Shares at the Subscription Price. Shares available, if any, pursuant to the Over-Subscription Privilege are subject to allotment and may be subject to increase, as is more fully discussed under “The Offer — Over-Subscription Privilege.” For purposes of determining the maximum number of Shares a Record Date Shareholder may acquire pursuant to the Offer, Record Date Shareholders whose shares of Common Stock are held of record by Cede & Co. Inc. (“Cede”) or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.

The Rights are non-transferable. Therefore, only the underlying Shares will be listed for trading on the NYSE or any other exchange.

Purpose of the Offer

The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment, thereby enabling the Fund to more fully take advantage of investment opportunities consistent with the Fund’s investment objective. The Fund’s Board of Directors has voted unanimously to approve the terms of the Offer as set forth in this Prospectus.

In reaching its decision, the Board of Directors considered, among other things, advice by the Investment Adviser and the Sub-Adviser that new funds would allow the Fund additional flexibility to capitalize on available and potential investment opportunities without the necessity of having to sell existing portfolio securities that the Investment Adviser believes should be held. Proceeds from the Offer will allow the Investment Adviser to better take advantage of such existing and future investment opportunities.

The Board of Directors also considered that the Offer would provide shareholders with an opportunity to purchase additional shares of the Fund below its net asset value and market price. Although the Board of Directors believes that a well-subscribed rights offering may result in certain economies of scale which could reduce the Fund’s expense ratio in future years, there is no assurance that by increasing the size of the Fund, the Fund’s aggregate expenses, and correspondingly, its expense ratio, will be lowered. Finally, the Board of Directors considered that, because the Subscription Price per Share will be less than the net asset value per share on the Pricing Date, the Offer will result in dilution of the Fund’s net asset value per share. The Board of Directors believes that the factors in favor of the Offer outweigh this dilution. See “Risk Factors and Special Considerations — Dilution — Net Asset Value and Non-Participation in the Offer.”

The Investment Adviser, Sub-Adviser and Administrator will benefit from the Offer because their fees are based on the average net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Investment Adviser, Sub-Adviser or Administrator will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. See “Management of the Fund.”

The information agent (the “Information Agent”) for the Offer is:

Georgeson Inc.

Banks and Brokers Call Collect:

(212) 440-9800

All Others Call Toll-Free:

(800) 891-3214

Shareholders may also contact their brokers or nominees for information with respect to the Offer.

Important Dates to Remember

Event	Date
Record Date	November 29, 2010
Subscription Period	November 30, 2010 to January 7, 2011*
Expiration Date and Pricing Date	January 7, 2011*
Subscription Certificates and Payment for Shares Due+	January 7, 2011*
Notice of Guaranteed Delivery Due+	January 7, 2011*
Subscription Certificates and Payment for Guarantees of Delivery Due	January 12, 2011*
Confirmation to Participants	January 14, 2011*
Final Payment for Shares	January 28, 2011*

*	Unless the Offer is extended to a date not later than January 14, 2011.

+	Record Date Shareholders exercising Rights must deliver to the Subscription Agent by the Expiration Date either (i) the Subscription Certificate together with payment or (ii) a Notice of Guaranteed Delivery.

Risk Factors and Special Considerations

The following summarizes certain matters that should be considered, among others, in connection with the Offer. This Prospectus contains certain forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements as a result of certain uncertainties set forth below and elsewhere in this Prospectus.

Dilution — Net Asset Value and Non-Participation in the Offer	Record Date Shareholders who do not fully exercise their Rights will, upon the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, an immediate dilution of the net asset value per share will be experienced by all shareholders as a result of the Offer because the Subscription Price per Share will be less than the then current net asset value per share, and the number of shares outstanding after the Offer will increase in greater percentage than the increase in the size of the Fund’s assets. Although it is not possible to state precisely the amount of such decrease in net asset value per share because it is not known at this time what the Subscription Price will be, what the net asset value per share will be on the Expiration Date, or what proportion of the Shares will be subscribed for, such dilution could be minimal or substantial. For example, assuming (i) all Rights are exercised, (ii) the Fund’s net asset value on the Expiration Date is $3.94 share (the net asset value per share on November 26, 2010), and (iii) the Subscription Price is $3.51 per share (equal to 95% of the lower of the NAV per share of the Fund’s Common Stock at the close of business on November 26, 2010 or the average of the last reported sale price per share of the Fund’s Common Stock on the NYSE on November 26, 2010 and the four preceding business days), then the Fund’s net asset value per share would be reduced by approximately $0.08 per share or 1.95%.

Certain Investment Strategies	The Investment Adviser determines the level of fixed income investment exposure, and the average maturity and duration, in the Fund primarily on the basis of the Fund’s portfolio managers’ judgment and market opportunities as well as a bond model provided by the Sub-Adviser. The bond model suggests an appropriate level of duration (a measure of risk in a bond portfolio) for implementation by the Fund’s portfolio managers. The Fund’s portfolio managers then incorporate fundamental analysis to determine which specific bonds to own and what maturities to hold to arrive at the overall duration of the portfolio. The extent of the Fund’s investment in equity securities will be determined primarily on the basis of equity asset allocation techniques developed by Dr. Martin E. Zweig, President of the Sub-Adviser, and his staff. There is no assurance that these asset allocation techniques will provide protection from the risks of equity investment, enable the Fund to be invested consistent with the major trends of the market or enable the Fund to achieve its investment objective. While the Investment Adviser seeks to reduce the risks associated with investing in debt and equity securities, the risk of investment in debt and equity securities cannot be eliminated. See “Investment

Objective and Policies — Investment Objective.” In addition, although the Investment Adviser believes that the special investment methods discussed in this Prospectus under “Investment Objectives and Policies — Special Investment Methods” (including purchasing and selling, when such use is deemed appropriate, stock index and other futures contracts and purchasing options on such futures; purchasing and writing listed put and call security options and options on stock indexes; short sales of securities; borrowing from banks to purchase securities; investing in securities of exchange-traded funds, foreign issuers and closed-end investment companies; foreign currency transactions; and lending portfolio securities to brokers, dealers, banks or other recognized institutional borrowers of securities; entering into repurchase or reverse repurchase agreements; and purchasing when-issued and delayed-delivery securities) will further the Fund’s investment objective and reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that these investment methods will achieve this result. These methods may subject an investor in the Fund to greater than average risks and costs.

Credit Risk	Investments in debt securities involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The Fund, as part of its Bond Investments, may invest up to 10% of its total assets in non-convertible debt securities rated below the two highest rating categories of Moody’s or S&P (or, if unrated, of comparable quality as determined by the Investment Adviser). Generally, securities rated below investment grade (high yield-high risk fixed income securities — also sometimes referred to as junk bonds) have a greater chance that the borrower will be unable to make scheduled interest or principal payments when due. Furthermore, to the extent that the Fund may invest in such high yield-high risk fixed income securities, this will entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high yield-high risk borrowers is more complex than for higher-rated securities, making it more difficult for the Investment Adviser to accurately predict risk. If the Fund pursues missed interest or principal payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities. There can be no assurance that the credit rating of a Fund investment will remain unchanged over the period of the Fund’s ownership of that investment.

Interest Rate Risk	The Fund invests in fixed income debt securities, which gives rise to interest rate risk. Such securities may decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. To the extent that the Fund invests in fixed income debt securities, the net asset value and market price of the Fund’s shares tend to decline if market interest rates rise. Further, while longer term fixed rate securities may pay higher interest rates than shorter term securities, longer term fixed rate securities also tend to be more sensitive to interest rate changes and, accordingly, tend to experience larger changes in value as a result of interest rate changes.

Equity Risk	Equity investing includes, among other risks, the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. Depending on such fluctuations in the market value of securities, the net asset value of the Fund may at any point in time be less than at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Small- and Medium-Capitalization Stock Risk	While the Fund generally will invest primarily in large-capitalization companies, the Fund may invest in companies with small- or medium-capitalizations. Small and medium company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in small or medium company stocks, which means that buy and sell transactions in those stocks could have a larger impact on the stock prices than is the case with larger company stocks. Small and medium companies may have fewer business lines; therefore, changes in any line of business may have a greater impact on small and medium company stock prices than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, small or medium company stocks may not be as well known to the investing public.

Unrealized Appreciation	As of December 31, 2009, there was $30,465,559 or approximately $0.27 per share of net unrealized appreciation in the Fund’s net assets of $473,216,685; if realized and distributed, or deemed distributed, such gains would, in general, be taxable to shareholders, including holders at that time of Shares acquired upon the exercise of Rights. See “Taxation.”

Discount From Net Asset Value	The Fund’s shares of Common Stock have traded in the market above, at and below net asset value since the commencement of the Fund’s operations in September 1988. The Fund cannot predict whether the Fund’s Common Stock will in the future trade at a premium to or discount from net asset value. The risk of the Common Stock trading at a discount is a risk separate from a decline in the Fund’s net asset value. See “Market Price and Net Asset Value Information” in this Prospectus and “Net Asset Value” in the Statement of Additional Information (the “SAI”).

Distributions

The Fund’s policy is to make monthly distributions equal to 0.83% of its net asset value (10% distribution yield on an annualized basis), and a final distribution at year-end consisting of any remaining undistributed net investment income and any realized net capital gains in excess of the Fund’s capital loss carryforward. If, for any calendar year, the total distributions exceed net investment income and realized net capital gains, the excess, distributed from the Fund’s assets, will generally be treated as a tax-free return of capital (up to the amount of the shareholder’s tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares.

A return of capital represents a return of a shareholder’s original investment in the Fund’s shares. A return of capital should not be confused with a dividend yield reflecting solely a return on investment. Historically, the Fund’s distribution yield has included taxable distributions of net income and realized gains, and distributions treated as non-taxable return of capital. See “Risk Factors and Special Considerations — Distributions.” The Fund anticipates future distributions to be characterized in a similar manner. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. See “Distributions; Automatic Reinvestment and Cash Purchase Plan.”

Capital loss carryovers will reduce or, possibly, eliminate the Fund’s taxable capital gains in the year(s) to which such losses are carried, but will not reduce the Fund’s current earnings and profits in such year(s). Consequently, a greater portion of the Fund’s distributions in the year(s) to which the Fund carries and applies its capital loss carryovers may be taxable to shareholders as ordinary income dividends than would be the case if the Fund did not have capital loss carryovers. The Fund’s shareholders thus potentially could lose the benefit of the Fund’s capital loss carryover to any year in which the Fund makes excess distributions because instead of being treated as a non-taxable return of capital, the portion of the excess distributions equal to the Fund’s capital gains that are offset by the capital loss carryover will likely be taxable to the Fund’s shareholders, and, if taxable, will likely be treated as ordinary income rather than as capital gain. See “Risk Factors and Special Considerations — Distributions.” Moreover, excess distributions that are paid out of capital gains or other non-dividend income of the Fund will not qualify for the 15% preferential tax rate.

The Fund also might make distributions to shareholders that exceed the Fund’s current earnings and profits. In that event, because the Fund does not have positive accumulated earnings and profits, the excess distributions will be a non-taxable return of capital to a shareholder to the extent the distributions do not exceed the shareholder’s tax basis in his or her Fund shares. Non-taxable distributions will reduce the shareholder’s tax basis in his or her Fund shares, thereby increasing the shareholder’s potential tax liability on a subsequent sale of his or her shares.

In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Fund’s total assets and, therefore, have the likely effect of increasing the Fund’s expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Shares purchased pursuant to the Offer will be issued after the record date for the monthly distribution declared for January 2011, and, accordingly, the Fund will not pay a monthly distribution with respect to such Shares until the distribution to be declared and paid in the next month.

Anti-takeover Provisions	The Fund has provisions in its Articles of Incorporation and By-Laws that may have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors is divided into three classes. At the annual meeting of shareholders each year, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors.

FUND EXPENSES

Shareholder Transaction Expenses
Sales Load	N/A
Automatic Reinvestment and Cash Purchase Plan Fees	N/A

Annual Expenses (as a percentage of the Fund’s net assets)(1)
Management and Administration Fees	0.77%
Other Expenses	0.30%
Acquired Fund Fees and Expenses(2)	0.01%

Total Annual Expenses(3)(4)	1.08%

(1)	Includes fees payable under the Investment Advisory Agreement and Administration Agreement (as defined in this Prospectus). These fees are calculated on the basis of the Fund’s average net assets. The Investment Adviser is responsible for the payment of sub-advisory fees to the Sub-Adviser. “Other Expenses” have been estimated for the current fiscal year. See “Management of the Fund.”

(2)	The Acquired Fund Fees and Expenses in the table above includes fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies.

(3)	The Total Annual Expenses in the table above includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies. The Total Annual Expenses in the table above is different from the ratio of expenses to average net assets given in the Financial Highlights of this Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

(4)	The expense ratio assumes that the Offer (including the Over-Subscription Privilege) is fully subscribed and assumes estimated net proceeds from the Offer of approximately $103,009,000 million (assuming an estimated Subscription Price of $3.51 per Share). For the fiscal year ended December 31, 2009, other expenses were 0.37% as a percentage of average net assets.

THE FOREGOING FEE TABLE IS INTENDED TO ASSIST FUND INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY.

EXAMPLE

An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return throughout the periods:

1 Year	3 Years	5 Years	10 Years
$12	$37	$63	$140

This hypothetical example assumes that all dividends and other distributions are reinvested at net asset value and that the 1.15% expense ratio listed under Total Annual Expenses remains the same in the years shown. The above tables and the assumption in this example of a 5% annual return are required by regulations of the Securities and Exchange Commission (the “Commission”) applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Shares. For a more complete description of certain of the Fund’s costs and expenses, see “Management of the Fund — Investment Adviser and Sub-Adviser; — Investment Advisory Agreement; and — Administrator” in this Prospectus and “Expenses” and “Portfolio Transactions and Brokerage” in the SAI.

This example should not be considered a representation of future expenses. The Fund’s actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

The table below sets forth certain specified information for a share of the Fund’s Common Stock outstanding throughout each period presented. This information is derived from the financial and accounting records of the Fund. The financial highlights for the fiscal year ended December 31, 2009 and the prior nine years have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon were unqualified. The financial statements and notes thereto, together with the report of independent accountants have been incorporated by reference in the SAI and are available without charge by calling Mutual Fund Services at (800) 272-2700 or upon written request to the Fund’s Administrator, VP Distributors, Inc., 100 Pearl Street, Hartford, CT 06103.

	Years Ended December 31,
	2009	2008	2007		2006	2005	2004	2003	2002	2001(7)	2000
Per Share Data:
Net asset value, beginning of period	$4.00	$4.97	$5.11		$5.28	$5.62	$5.70	$5.81	$6.63	$7.48	$7.89

Income From Investment Operations:
Net investment income (loss)(1)	0.05	0.07	0.12		0.13	0.12	0.12	0.09	0.15	0.18	0.30
Net realized and unrealized gains (losses)	0.48	(0.58)	0.26		0.22	0.08	0.18	0.27	(0.35)	(0.32)	0.02

Total from investment operations	0.53	(0.51)	0.38		0.35	0.20	0.30	0.36	(0.20)	(0.14)	0.32

Anti-Dilutive effect of Share Repurchase Program	—	—	—		—	—	—	—	—	—	0.01

Dividends and Distributions:
Dividends from net investment income	(0.06)	(0.10)	(0.14)		(0.15)	(0.15)	(0.14)	(0.12)	(0.17)	(0.22)	(0.30)
Distributions from net realized gains	(0.01)	(0.06)	(0.15)		(0.07)	(0.15)	(0.09)	—	—	—	(0.25)
Tax return of capital	(0.33)	(0.30)	(0.21)		(0.30)	(0.24)	(0.11)	(0.35)	(0.45)	(0.49)	(0.19)
Dilutive effect of common stock distributions	—	—	—		—	—	(0.04)	—	—	—	—

Total Dividends and Distributions	(0.40)	(0.46)	(0.50)		(0.52)	(0.54)	(0.38)	(0.47)	(0.62)	(0.71)	(0.74)

Dilutive effect on net asset value as a result of rights offering	—	— (3)	(0.02	)(2)	—	—	—	—	—	—	—
Net asset value, end of period	$4.13	$4.00	$4.97		$5.11	$5.28	$5.62	$5.70	$5.81	$6.63	$7.48

Market value, end of period(4)	$3.91	$3.37	$4.53		$5.89	$4.70	$5.35	$5.01	$5.49	$7.05	$6.57

Total investment return(5)	29.74%	(16.90)%	(14.99)%		39.23%	(2.54)%	14.89%	(0.40)%	(14.06)%	18.73%	12.64%

Total return on Net Asset Value(6)	15.46%	(10.09)%	7.93%		7.29%	4.45%	6.1%	7.1%	(3.3)%	(1.9)%	5.7%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$473,217	$458,767	$569,656		$476,846	$490,027	$522,101	$525,687	$532,763	$601,655	$671,056
Ratio of expenses to average net assets (excluding dividends on short sales)	1.14%	1.03%	0.96%		1.00%	1.06%	1.28%	1.03%	0.99%	1.04%	1.00%
Ratio of expenses to average net assets (including dividends on short sales)	1.14%	1.03%	0.96%		1.01%	1.10%	1.31%	1.06%	0.99%	1.04%	1.00%
Ratio of net investment income to average net assets	1.38%	1.66%	2.46%		2.47%	2.18%	2.13%	1.66%	2.37%	2.51%	3.87%
Portfolio turnover rate	35%	61%	36%		22%	75%	76%	94%	91%	86%	122%

(1)	Computed using average shares outstanding.

(2)	Shares were sold at a 5% discount from a 5-day average market price from 5/14/07 to 5/18/07.

(3)	Amount less than $0.005.

(4)	Closing Price — New York Stock Exchange.

(5)	Total investment return is calculated assuming a purchase of a share of the Fund’s Common Stock on the opening NYSE share price on the first business day and a sale at the closing NYSE share price on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to end of such periods.

(6)	NAV return is calculated using the opening Net Asset Value price of the Fund’s common stock on the first business day and the closing Net Asset Value price of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of the calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.

(7)	As required, effective January 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 is shown below.

Decrease net investment income	$(0.02)
Increase net realized and unrealized gains and losses	$0.02
Decrease ratio of net investment income	(0.23)%

THE OFFER

Terms of the Offer

The Fund is issuing to the Record Date Shareholders Rights to subscribe for up to an aggregate of 23,600,000 Shares. The Fund may increase the number of shares of Common Stock subject to subscription by up to 25% of the Shares, or up to an additional 5,900,000 Shares, for an aggregate total of 29,500,000 Shares. Each Record Date Shareholder is being issued one Right for each whole share of Common Stock owned on the Record Date. The Rights entitle the holders thereof to subscribe for one Share for every five Rights held (1 for 5). Fractional Shares will not be issued upon the exercise of Rights. A Record Date Shareholder whose total ownership is fewer than five shares of Common Stock and, accordingly, receives fewer than five Rights will be able to subscribe for one Share upon the exercise of all of such Rights received and, if he or she subscribes for one Share, may subscribe for additional Shares pursuant to the Over-Subscription Privilege. Record Date Shareholders who otherwise have remaining fewer than five Rights will not be able to purchase a Share upon the exercise of such Rights and will not be entitled to receive any cash in lieu thereof, although such Record Date Shareholders may subscribe for additional Shares pursuant to the Over-Subscription Privilege.

Rights may be exercised at any time during the Subscription Period, which commences on November 30, 2010 and ends at 5:00 p.m., New York City time, on January 7, 2011, unless extended by the Fund until 5:00 p.m., New York City time, to a date not later than January 14, 2011. See “Expiration of the Offer” below. The Rights are evidenced by Subscription Certificates, which will be mailed to Record Date Shareholders, except as discussed below under “Foreign Restrictions.”

Any Record Date Shareholder who fully exercises all Rights issued to such shareholder in the Primary Subscription will be entitled to subscribe for additional Shares at the Subscription Price pursuant to the terms of the Over-Subscription Privilege, as described below. Shares available, if any, pursuant to the Over-Subscription Privilege are subject to allotment and may be subject to increase, as is more fully discussed below under “Over-Subscription Privilege.” For purposes of determining the maximum number of Shares a shareholder may acquire pursuant to the Offer, Record Date Shareholders whose shares of Common Stock are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.

Purpose of the Offer

The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment, thereby enabling the Fund to more fully take advantage of investment opportunities consistent with the Fund’s investment objective. The Fund’s Board of Directors has voted unanimously to approve the terms of the Offer as set forth in this Prospectus.

In reaching its decision, the Board of Directors considered, among other things, advice by the Investment Adviser and the Sub-Adviser that new funds would allow the Fund additional flexibility to capitalize on available and potential investment opportunities without the necessity of having to sell existing portfolio securities that the Investment Adviser believes should be held. Proceeds from the Offer will allow the Investment Adviser to better take advantage of such existing and future investment opportunities.

The Board of Directors also considered that the Offer would provide shareholders with an opportunity to purchase additional shares of the Fund below its net asset value and market price. The Board of Directors also believes that a well-subscribed rights offering may result in certain economies of scale which could reduce the Fund’s expense ratio in future years. However, there is no assurance that by increasing the size of the Fund, the Fund’s aggregate expenses, and correspondingly, its expense ratio, will be lowered. Finally, the Board of Directors considered that, because the Subscription Price per Share will be less than the net asset value per share on the Pricing Date, the Offer will result in dilution of the Fund’s net asset value per share. The Board of

Directors believes that the factors in favor of the Offer outweigh this dilution. See “Risk Factors and Special Considerations — Dilution — Net Asset Value and Non-Participation in the Offer.”

The Investment Adviser, Sub-Adviser and Administrator will benefit from the Offer because their fees are based on the average net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Investment Adviser, Sub-Adviser or Administrator will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. See “Management of the Fund.”

The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms that may or may not be similar to the Offer. Any such future rights offerings will be made in accordance with the then applicable requirements of the 1940 Act and the Securities Act of 1933, as amended.

Over-Subscription Privilege

To the extent Record Date Shareholders do not exercise all of the Rights issued to them, any underlying Shares represented by such Rights will be offered by means of the Over-Subscription Privilege to those Record Date Shareholders who have exercised all of the Rights issued to them and who wish to acquire more than the number of Shares to which they are entitled. Only Record Date Shareholders who exercise all the Rights issued to them may indicate on the Subscription Certificate, which they submit with respect to the exercise of the Rights issued to them, how many Shares they desire to purchase pursuant to the Over-Subscription Privilege. If sufficient Shares remain after completion of the Primary Subscription, all over-subscription requests will be honored in full. If sufficient Shares are not available to honor all over-subscription requests, the Fund may, at the discretion of the Board of Directors, issue shares of Common Stock up to an additional 25% of the Shares available pursuant to the Offer, representing 5,900,000 additional shares of Common Stock in order to cover such over-subscription requests. Regardless of whether the Fund issues additional Shares pursuant to the Offer and to the extent Shares are not available to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe based on the number of shares of Common Stock owned by them on the Record Date. This allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscription is distributed, as nearly as practicable, on a pro rata basis. The Fund will not offer to sell in connection with the Offer any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

To the extent Record Date Shareholders do not exercise all of the Rights issued to them, and Record Date Shareholders who have exercised their Rights do not wish to participate in the Over-Subscription Privilege, the Fund will deregister those underlying shares not sold thereunder.

Subscription Price

The Subscription Price for the Shares to be issued pursuant to the Offer will be equal to 95% of the lower of the NAV at the close of business on January 7, 2011 (the “Pricing Date”) or the average of the last reported sales price of a share of the Fund’s Common Stock on the NYSE on the Pricing Date and the four preceding business days, unless the Offer is extended. For example, if the average of the last reported sales price of a share on the NYSE on the Pricing Date and the four preceding business days of a share of the Fund’s Common Stock is $3.69, and if the NAV is $3.94, the Subscription Price will be $3.51 (equal to 95% of the lower of the NAV or of $3.69). The Subscription Price may be equal to or lower than the Fund’s then current net asset value per share.

The Fund announced the Offer on September 16, 2010. The net asset value per share of Common Stock at the close of business on September 16, 2010 and November 26, 2010, was $3.85 and $3.94, respectively, and the last reported sales prices of a share of the Fund’s Common Stock on the NYSE on those dates was $3.72 and $3.65, respectively.

Expiration of the Offer

The Offer will expire at 5:00 p.m., New York City time, on January 7, 2011, unless extended by the Fund until 5:00 p.m., New York City time, to a date not later than January 14, 2011. The Rights will expire on the Expiration Date and thereafter may not be exercised. Since the Expiration Date and the Pricing Date will be the same date, Record Date Shareholders who decide to acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege will not know when they make such decision the purchase price of such Shares. Any extension of the Offer will be followed as promptly as practicable by announcement thereof. Such announcement shall be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

Method of Exercise of Rights

The Subscription Certificates, which evidence the Rights, will be mailed to Record Date Shareholders or, if a Record Date Shareholder’s shares of Common Stock are held by Cede or any other depository or nominee on their behalf, to Cede or such other depository or nominee. Rights may be exercised by fully completing and signing the Subscription Certificate which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares at the estimated payment price (the “Estimated Payment Price”) as described below under “Payment for Shares.” Rights may also be exercised by a Record Date Shareholder contacting his or her broker, bank or trust company, which can arrange, on his or her behalf, to guarantee delivery of payment (using a “Notice of Guaranteed Delivery”) and of a properly completed and executed Subscription Certificate. The broker, bank or trust company may charge a fee for this service. Fractional Shares will not be issued. A Record Date Shareholder whose total ownership is fewer than five shares of Common Stock and, accordingly, receives fewer than five Rights will be able to subscribe for one Share upon the exercise of all of such Rights received and, if he or she subscribes for one Share, will be able to request additional Shares pursuant to the terms of the Offer applicable to the Over-Subscription Privilege. Record Date Shareholders who otherwise have remaining fewer than five Rights will not be able to purchase a Share upon the exercise of such Rights but will be able to request additional Shares pursuant to the terms of the Offer applicable to the Over-Subscription Privilege. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date (unless the guaranteed delivery procedures are complied with as described below under “Payment for Shares”) at the offices of the Subscription Agent at the address set forth below.

Shareholders Who Are Record Owners. Shareholders who are record owners can choose between either option set forth under “Payment for Shares” below. If time is of the essence, option (2), under “Payment for Shares” below, will permit delivery of the Subscription Certificate and payment after the Expiration Date.

Shareholders Whose Shares Are Held By A Nominee. Shareholders whose shares are held by a nominee, such as a broker, bank or trust company, must contact such nominee to exercise their Rights. In that case, the nominee will complete the Subscription Certificate on behalf of the shareholder and arrange for proper payment by one of the methods set forth under “Payment for Shares” below.

Nominees. Nominees who hold shares of Common Stock for the account of others must (to the extent required by applicable law) notify the beneficial owners of such shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment described under “Payment for Shares” below.

Information Agent

Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

The Information Agent for the Offer is:

Georgeson Inc.

199 Water Street, 26th Fl

New York, NY 10038

Banks and Brokers Call Collect:

(212) 440-9800

All Others Call Toll-Free:

(800) 891-3214

Shareholders may also contact their brokers or nominees for information with respect to the Offer.

The Information Agent will receive a fee estimated to be approximately $11,000, which includes reimbursement for all out-of-pocket expenses related to the Offer.

Subscription Agent

The Subscription Agent is Computershare Trust Company, N.A., which will receive for its administrative, processing, invoicing and other services as subscription agent, a fee estimated to be approximately $53,000, which includes reimbursement for all out-of-pocket expenses related to the Offer. Signed Subscription Certificates must be sent, together with payment at the Estimated Payment Price for all Shares subscribed in the Primary Subscription and Over-Subscription Privilege by one of the methods described below, prior to 5:00 p.m., New York City time, on the Expiration Date. Alternatively, if using a Notice of Guaranteed Delivery, the Notice of Guaranteed Delivery (see “Method of Exercise of Rights” above) may also be sent by facsimile to (617) 360-6810, with the originals to be sent promptly thereafter by one of the methods described below. Facsimiles should be confirmed by telephone to (781) 575-2332.

(1)	BY FIRST CLASS MAIL ONLY:

Computershare Trust Company, N.A.

Attention: Zweig Funds

P.O. 43011

Providence, RI 02940-3011

(2)	BY EXPRESS MAIL OR OVERNIGHT COURIER:

Computershare Trust Company, N.A.

Attention: Zweig Funds

250 Royall Street, Suite V

Canton, MA 02021

(3)	GUARANTEE OF DELIVERY: FOR ELIGIBLE INSTITUTIONS ONLY:

The Notice of Guaranteed Delivery may also be sent by facsimile to (617) 360-6810, with the originals to be sent promptly thereafter by one of the methods described above. Facsimiles should be confirmed by telephone to (781) 575-2332.

DELIVERY TO AN ADDRESS OTHER THAN ONE OF THE ADDRESSES LISTED ABOVE, OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE, WILL NOT CONSTITUTE VALID DELIVERY.

Payment for Shares

Record Date Shareholders who acquire Shares in the Primary Subscription and pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

(1) A Record Date Shareholder can send the Subscription Certificate together with payment for the Shares acquired in the Primary Subscription and for additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent. Payment should be calculated on the basis of the Estimated Payment Price of $4.00 per Share for all Shares requested. To be accepted, such payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at one of the Subscription Agent’s offices at the addresses set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. The Subscription Agent will deposit all monies received by it prior to the final payment date into a segregated non-interest-bearing account pending proration and distribution of the Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO THE ZWEIG TOTAL RETURN FUND, INC. AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

(2) Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile or otherwise from a bank, a trust company, or a NYSE member brokerage firm guaranteeing delivery of (i) payment of the Estimated Payment Price of $4.00 per share for the Shares subscribed for in the Primary Subscription and for any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate together with full payment is received by the Subscription Agent by the close of business on the third business day after the Expiration Date (January 7, 2011, unless the Offer is extended).

Within ten business days following the Expiration Date (January 7, 2011, unless the Offer is extended, the “Confirmation Date”), a confirmation will be sent by the Subscription Agent to each subscribing Record Date Shareholder (or, if the Record Date Shareholder’s shares of Common Stock are held by Cede or any other depository or nominee, to Cede or such depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per Share and total purchase price of the Shares, and (iv) any additional amount payable by such Record Date Shareholder to the Fund or any excess to be refunded by the Fund to such Record Date Shareholder, in each case based on the Subscription Price as determined on the Pricing Date. If any Record Date Shareholder exercises his or her right to acquire Shares pursuant to the Over-Subscription Privilege, any such excess payment which would otherwise be refunded to the Record Date Shareholder will be applied by the Fund toward payment for additional Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any additional payment required from a Record Date Shareholder must be received by the Subscription Agent within ten business days after the Confirmation Date. Any excess payment to be refunded by the Fund to a Record Date Shareholder will be mailed by the Subscription Agent to such Record Date Shareholder as promptly as possible. All payments by a Record Date Shareholder must be in United States dollars by money order or check drawn on a bank located in the United States of America and payable to THE ZWEIG TOTAL RETURN FUND, INC.

Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

RECORD DATE SHAREHOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT AS PROVIDED BELOW UNDER “POSSIBLE SUSPENSION OR WITHDRAWAL OF THE OFFER.”

If a Record Date Shareholder who acquires Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any additional amounts due by the ninth business day after the Confirmation Date, the Fund reserves the right to take any or all of the following actions: (i) sell such subscribed and unpaid-for Shares to other Record Date Shareholders, (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription or Over-Subscription Privilege, or (iii) exercise any and all other rights or remedies to which it may be entitled.

THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENT BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE FUND AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR AND, AT THE DISCRETION OF THE FUND, MAY NOT BE ACCEPTED IF NOT CLEARED PRIOR TO THE EXPIRATION DATE, YOU ARE STRONGLY ENCOURAGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR BANK CASHIER’S CHECK.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Possible Suspension or Withdrawal of the Offer

As required by the Commission’s registration form, the Fund has undertaken to suspend the Offer until it amends this Prospectus if (1) subsequent to the effective date of the Fund’s Registration Statement, the Fund’s net asset value declines more than 10% from its net asset value as of such effective date, or (2) the Fund’s net asset value per share increases to an amount greater than its net proceeds as stated in the Prospectus. Accordingly, the Fund will notify Record Date Shareholders of any such decline or increase and permit them to cancel their exercise of Rights.

Non-Transferability of Rights

The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be listed for trading on the NYSE or any other exchange. However, the additional Shares of Common Stock to be issued upon the exercise of the Rights and the Over-Subscription Privilege will be listed for trading on the NYSE, subject to notice of issuance.

Delivery of Share Certificates

Stock certificates for all Shares acquired in the Primary Subscription will be mailed promptly after the expiration of the Offer and full payment for the subscribed Shares has been received and cleared. Certificates representing Shares acquired pursuant to the Over-Subscription Privilege will be mailed as soon as practicable after full payment has been received and cleared and all allocations have been effected. Participants in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”) will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder distribution reinvestment accounts in the Plan. Participants in the Plan wishing to exercise Rights for the shares of Common Stock held in their accounts in the Plan must exercise them in accordance with the procedures set forth above. Record Date Shareholders whose shares of Common Stock are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer’s behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege will be credited directly to Cede or such other depository or nominee.

Foreign Restrictions

Record Date Shareholders whose record addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia) will receive written notice of the Offer; however, Subscription Certificates will not be mailed to such shareholders. The Rights to which those Subscription Certificates relate will be held by the Subscription Agent for such foreign Record Date Shareholders’ accounts until instructions are received in writing with payment to exercise the Rights. If no such instructions are received by the Expiration Date, such Rights will expire.

Federal Income Tax Consequences

The U.S. federal income tax consequences to holders of Common Stock with respect to the Offer will be as follows:

U.S. Shareholders (as defined below) who receive Rights pursuant to the Offer should not recognize taxable income for U.S. federal income tax purposes upon their receipt of the Rights. If Rights issued to a U.S. Shareholder expire without being sold or exercised, no basis should be allocated to such Rights, and such Shareholder should not recognize any gain or loss for U.S. federal income tax purposes upon such expiration.

The tax basis of a U.S. Shareholder’s Common Stock should remain unchanged and the shareholder’s basis in the Rights should be zero, unless such U.S. Shareholder affirmatively and irrevocably elects (in a statement attached to such shareholder’s U.S. federal income tax return for the year in which the Rights are received) to allocate the basis in the Common Stock between such Common Stock and the Rights in proportion to their respective fair market values on the date of distribution.

A U.S. Shareholder who exercises Rights should not recognize any gain or loss for U.S. federal income tax purposes upon the exercise. The tax basis of the newly acquired Common Stock should equal the Subscription Price paid for the Common Stock (plus the basis, if any, allocated to the Rights in the manner described in the immediately preceding paragraph). See “Taxation” in this Prospectus and in the SAI.

Each U.S. Shareholder is urged to consult his or her own tax advisor with respect to the specific federal, state and local tax consequences to such U.S. Shareholder of receiving Rights in this offer.

Employee Plan Considerations

Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and Individual Retirement Accounts (“IRAs”) (collectively, “Plans”) should be aware of the complexity of the rules and regulations governing Plans and the penalties for noncompliance, and Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Internal Revenue Code of 1986, as amended (the “Code”).

USE OF PROCEEDS

If all of the Rights are exercised in full and assuming a Subscription Price of $3.51 per Share, the net proceeds to the Fund would be approximately $82,300,000, after deducting expenses payable by the Fund in connection with the offering estimated to total $536,000. If the Fund increases the number of shares of Common Stock subject to subscription by up to 5,900,000 Shares, in order to satisfy over-subscription requests, the additional net proceeds will be approximately $20,709,000. However, there can be no assurance that all Rights will be exercised in full, and the Subscription Price will not be determined until the close of business on the Expiration Date. The Investment Adviser has advised the Fund that it anticipates that the net proceeds of the Offer will be invested in investments conforming to the Fund’s investment objective and policies within three months from their receipt by the Fund. Pending such investment, the proceeds will be invested in cash or cash equivalent short-term obligations including, but not limited to, U.S. government obligations, certificates of deposit, commercial paper and short-term notes. See “The Offer — Purpose of the Offer.”

THE FUND

The Fund, incorporated in Maryland on July 21, 1988, is a diversified, closed-end management investment company registered under the 1940 Act. The Fund’s investment objective is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Fund will invest up to 65% of its total assets in U.S. government securities, non-convertible debt securities of domestic issuers rated among the two highest rating categories of either Moody’s or S&P (or, if unrated, of comparable quality as determined by the Investment Adviser), and certain foreign government securities (collectively, the “Bond Investments”), and up to 50% of its total assets in equity securities comprised of common, preferred and convertible preferred stock. The equity investments will be in investments in primarily large-capitalization companies but may also be in investments in small- or medium-capitalization companies. The Fund may, however, under certain circumstances, invest up to 75% of its total assets in equity securities as determined by the Fund’s Investment Adviser. The Fund also, as part of its Bond Investments, may invest up to 10% of its total assets in non-convertible debt securities rated below the two highest rating categories of Moody’s or S&P (or, if unrated, of comparable quality as determined by the Investment Adviser). See also “Investment Objective and Policies.”

The Investment Adviser, Zweig Advisers LLC, is a Delaware limited liability company and a wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), a Delaware corporation and a NASDAQ listed company. Zweig Advisers LLC is an investment advisory firm registered with the Commission under the Investment Advisers Act of 1940, as amended. Such registration does not involve supervision or approval by the Commission of investment advice rendered by the Investment Adviser. See “Management of the Fund.”

The Sub-Adviser, Zweig Consulting LLC, is a New York limited liability company and an investment advisory firm registered with the Commission under the Investment Advisers Act of 1940, as amended. The President of the Sub-Adviser is Dr. Martin E. Zweig, who has been engaged in the business of providing investment advisory services for over 40 years. See “Management of the Fund.”

The Fund completed an initial public offering of 60,375,000 shares of its Common Stock in September and October 1988. The net proceeds to the Fund from such offering were approximately $560 million. The Fund also received net proceeds of approximately $76 million from its April 1998 rights offering and approximately $102 million from its April 2007 rights offering. As of June 30, 2010, the net assets of the Fund were $431 million, and since inception, the Fund has paid or declared distributions (including dividends, capital gains and return of capital distributions) aggregating $1.2 billion.

The Fund’s principal office is located at 900 Third Avenue, New York, New York 10022, and its telephone number is (212)  451-1100.

MARKET PRICE AND NET ASSET VALUE INFORMATION

Shares of the Fund’s Common Stock are listed on the NYSE under the symbol “ZTR.” The following table sets forth for the calendar quarters indicated: (i) the high and low closing prices per share of the Fund’s Common Stock on the NYSE; (ii) the net asset value per share of the Fund’s Common Stock on the day of the high or low closing price; and (iii) the percentage by which the shares of Common Stock of the Fund traded at a premium over, or discount from, the Fund’s high and low net asset values per share.

Quarter Ended	High Sales Price*	Net Asset Value	Premium (Discount)	Low Sales Price*	Net Asset Value	Premium (Discount)
3/31/08	$4.89	$4.91	(0.41)%	$4.26	$4.72	(9.75)%
6/30/08	$4.78	$4.82	(0.83)%	$4.42	$4.66	(5.15)%
9/30/08	$4.39	$4.66	(5.79)%	$3.59	$4.26	(15.73)%
12/31/08	$3.76	$4.31	(12.76)%	$2.73	$3.88	(29.64)%
3/31/09	$3.49	$4.02	(13.18)%	$2.63	$3.51	(25.07)%
6/30/09	$3.46	$4.03	(14.14)%	$3.17	$3.81	(16.80)%
9/30/09	$3.87	$4.13	(6.30)%	$3.27	$3.85	(15.06)%
12/31/09	$3.93	$4.14	(5.07)%	$3.65	$4.06	(10.10)%
3/31/10	$3.95	$4.17	(5.28)%	$3.75	$4.03	(6.95)%
6/30/10	$3.95	$4.09	(3.42)%	$3.63	$3.86	(5.96)%
9/30/10	$3.85	$3.93	(2.04)%	$3.61	$3.83	(5.74)%

*	As reported by the NYSE.

The Fund’s shares of Common Stock have traded in the market above, at and below net asset value since the commencement of the Fund’s operations in September 1988. The Fund’s officers cannot predict whether the Subscription Price will be at or below the Fund’s net asset value per Share on the Pricing Date. Since the Fund’s inception in 1988, the Fund has generally maintained a policy of making monthly distributions equal to 0.83% of its net asset value (10% on an annualized basis). The Fund’s officers believe that without this monthly distribution policy, there would likely be a decrease in the amount of any premium at which the Fund’s shares would be trading above net asset value or an increase in the amount of any discount at which the Fund’s shares would be trading from net asset value; however, the Fund’s officers cannot predict whether such policy will have this effect in the future. See “Distributions; Automatic Reinvestment and Cash Purchase Plan.” The Fund is authorized to repurchase its shares on the open market when the shares are trading at a discount from net asset value. The Fund has not engaged in any such repurchases. See “Description of Common Stock — Repurchase of Shares; Tender Offers.” Since the Fund’s inception, the Board of Directors has maintained a policy pursuant to which the Board of Directors considers the making of tender offers of the Fund each quarter during periods when the Fund’s shares are trading at a discount from net asset value. The Fund has not made any such tender offers. See “Description of Common Stock — Tender Offers.” The Fund’s Articles of Incorporation were amended on June 2, 2010 to provide that if during any fiscal quarter ending on or after June 30, 2010, the Fund’s shares trade, on the principal securities exchange on which they are traded, at an average discount from net asset value of 10% or more (determined on the basis of the discount as of the end of the last trading day in each week during such quarter), the Fund’s Board of Directors, at its next regularly scheduled meeting, shall consider potential measures to seek to reduce the discount, and in its sole discretion may determine if it would be appropriate to submit to the Fund’s shareholders a proposal to convert the Fund to an open-end investment company (a “Conversion Proposal”). Approval of a Conversion Proposal would require the affirmative vote of a majority of the outstanding shares of the Fund entitled to be voted thereon. Under the Fund’s prior Articles of Incorporation, the Fund submitted a mandatory Conversion Proposal to its shareholders in 2000, 2001, 2004, 2008 and 2009 because the Fund’s shares had traded at an average discount from net asset value of 10% or more during the quarter ended March 31, 2000, the quarter ended December 31, 2000, the quarter ended December 31, 2003, the quarter ended December 31, 2008 and the quarter ended June 30, 2009, respectively. The Fund’s shareholders did not approve a Conversion Proposal on any of those occasions. See “Description of Common Stock — Articles of Incorporation Amendment.”

On November 26, 2010, the net asset value per share of Common Stock was $3.94 and the last reported sales price was $3.65, representing a discount from net asset value per share of 7.36%.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Fund will invest up to 65% of its total assets in U.S. government securities, non-convertible debt securities of domestic issuers rated among the two highest rating categories of either Moody’s or S&P (or, if unrated, of comparable quality as determined by the Investment Adviser), and certain foreign government securities (collectively, the “Bond Investments”), and up to 50% of its total assets in equity securities comprised of common, preferred and convertible preferred stock. The equity investments will be in investments in primarily large-capitalization companies but may also be in investments in small- or medium-capitalization companies. If, however, the Investment Adviser perceives a change in the relationship between the debt and equity markets (such as a change in the spread between the yields of debt and equity securities) then, depending on the nature of such change, the Fund may increase the percentage of its total assets invested in debt securities (including money market instruments) or equity securities. The Fund will not, under any circumstances, invest more than 75% of its total assets in equity securities. The Fund also, as part of its Bond Investments, may invest up to 10% of its total assets in non-convertible debt securities rated below the two highest rating categories of Moody’s or S&P (or, if unrated, of comparable quality as determined by the Investment Adviser). The Fund may invest up to 30% of its total assets in securities of foreign issuers and 10% of its total assets in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities (“Foreign Government Securities”). The Fund reserves the right to engage in interest rate, equity, total return and other swaps; however, the Fund has no current plans to do so.

In an effort to meet the Fund’s investment objective, the Fund may use the following investment methods when such use is deemed appropriate: purchasing and selling interest rate, stock index and other futures contracts and purchasing options on such futures; purchasing and writing listed put and call security options and options on stock indexes; short sales of securities; borrowing from banks to purchase securities; investing in securities of exchange-traded funds, foreign issuers and closed-end investment companies; foreign currency transactions; lending portfolio securities to brokers, dealers, banks or other recognized institutional borrowers of securities; entering into repurchase or reverse repurchase agreements; and purchasing when-issued and delayed-delivery securities. See “Special Investment Methods.” During periods when the Investment Adviser believes an overall defensive position is advisable, greater than 50% (and under certain circumstances perhaps all) of the Fund’s total assets may be temporarily invested in money market instruments and cash. There is no assurance that the Fund will use any or all of such methods or, whether or not they are used, the Fund will achieve its investment objective. Except as otherwise noted, all total asset percentage limitations set forth herein apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security or other investment from the portfolio. The

Fund’s investment objective may not be changed without the approval of a majority of the Fund’s outstanding voting securities. As used in this Prospectus, the term “majority of the Fund’s outstanding voting securities” means the lesser of either (i) 67% of the shares represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares.

Investment Policies

The Investment Adviser determines the level of fixed income investment exposure, and the average maturity and duration, in the Fund primarily on the basis of the Fund’s portfolio managers’ judgment and market opportunities as well as a bond model provided by the Sub-Adviser. The bond model suggests an appropriate level of duration for implementation by the Fund’s portfolio managers. The Fund’s portfolio managers then incorporate fundamental analysis to determine which specific bonds to own and what maturities to hold to arrive at the overall duration of the portfolio. The overall bond portfolio generally has a blend of short, medium and long-maturity bonds, which balances the overall duration risk with other yield curve risks depending on the overall duration that the portfolio managers wish to achieve. The portfolio managers will vary the maturities to arrive at the appropriate desired average. The Fund primarily invests its Bond Investments in U.S. Treasury securities and agency securities of the highest quality.

The duration and maturities of the debt securities in the Fund’s portfolio will vary based in large part on the Investment Adviser’s expectations of future changes in interest rates using the Investment Adviser’s own internal research as well as the Investment Adviser’s consideration of debt allocation techniques provided by the Sub-Adviser, in the form of a bond model. The primary consideration in choosing among bonds is managing risk related to changes in interest rate levels. A bond’s duration measures its sensitivity to changes in interest rates (interest rate risk). Duration is the approximate percentage change in the price of a bond or bond portfolio in response to a 100 basis point (one percent) change in the general level of interest rates in the market. For example, if a bond portfolio has an average duration of five years, the value of such bond portfolio would increase by 5% if interest rates declined by 1% and conversely would decrease by 5% if interest rates rose by 1%. The longer the duration, the greater the bond’s price movement will be as interest rates change.

The bond model provided by the Sub-Adviser incorporates various indicators, including the momentum of bond prices, short-term interest rate trends, inflation indicators and general economic and liquidity indicators, as well as other market indicators and statistics which the Sub-Adviser believes tend to point to significant trends in the overall performance and the risk of the debt markets. The debt allocation techniques represented by the bond model are not an all-in or all-out approach that attempts to predict market tops and bottoms. Instead, they are intended to be a gradual and disciplined approach that reacts to changes in risk levels as determined by the indicators. The goal is to be invested consistent with the major trends of the markets. There is no assurance that these debt asset allocation techniques will provide protection from the risks of debt investment, enable the Fund to be invested consistent with the major trends of the markets or enable the Fund to achieve its investment objective.

The U.S. government securities (“U.S. Government Securities”) in which the Fund may invest are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including repurchase agreements secured by such instruments). Certain of these securities, including U.S. Treasury bills, notes and bonds, mortgage participation certificates guaranteed by GNMA, and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. These securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association bonds. Debt securities of domestic issuers, other than U.S. Government Securities, will be generally limited to those that are rated, as of the date of purchase, among the two highest rating categories (Aaa and Aa) of Moody’s or the two highest rating categories

(AAA and AA) of S&P. The Fund also, as part of its Bond Investments, may invest up to 10% of its total assets in non-convertible debt securities rated below the two highest rating categories of Moody’s or S&P (or, if unrated, of comparable quality as determined by the Investment Adviser).

The money market instruments in which the Fund may invest include U.S. Government Securities or obligations issued or guaranteed by Foreign Government Securities having a maturity of less than one year, commercial paper rated A-1 or higher by S&P or Prime-1 or higher by Moody’s, or if such commercial paper is not rated, issued by companies which have an outstanding debt issue rated Aa or higher by Moody’s or AA or higher by S&P, repurchase agreements secured by collateral at least equal to the repurchase price, and certificates of deposit, bankers’ acceptances and other short-term obligations issued by domestic branches of U.S. banks that are insured by the Federal Deposit Insurance Corporation and have assets in excess of $500 million.

The Fund may invest up to 10% of its total assets in Foreign Government Securities that, in the opinion of the Investment Adviser, do not subject the Fund to unreasonable credit risks. The percentage of the Fund’s assets invested in Foreign Government Securities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made, the interest rate climate of such countries and the relationship of such countries’ currencies to the U.S. dollar. During the past year, the Fund has not owned any Foreign Government Securities.

The Fund’s investments in equity securities provide the opportunity for enhanced returns through capital appreciation. The Investment Adviser expects that the stocks in the Fund’s portfolio will be widely diversified by both industry and the number of issuers. The Investment Adviser expects that a majority of the stocks in the Fund’s portfolio will be selected from the 1,000 of the largest, most liquid stocks. The Investment Adviser employs a Growth at a Reasonable Price (GARP) philosophy in its equity security selection process. Security selection begins with a top-down approach and econometric analysis of each sector. Each sector is then analyzed at the industry level. Fundamental and quantitative analysis is then conducted within the industries to identify securities that the portfolio managers believe offer superior return opportunity. This stock selection process may evolve or be replaced by other stock selection processes intended to achieve the Fund’s investment objective.

The extent of the Fund’s investment in equity securities will be determined primarily on the basis of equity asset allocation techniques developed by Dr. Martin E. Zweig, President of the Sub-Adviser, and his staff. It is expected that the Investment Adviser will make most of the decisions with respect to the extent of the Fund’s investment in equity securities based on these techniques. The equity allocation techniques, which seek to identify the risks and trends in the equity markets at any given time, include general market indicators, including interest rate and monetary analysis, market sentiment indicators, price and trading volume statistics, and measures of valuation, as well as other market indicators and statistics which the Sub-Adviser believes tend to point to significant trends in the overall performance and the risk of the stock market. These equity allocation techniques are not an all-in or all-out approach that attempts to predict market tops and bottoms. Instead, they are intended to be a gradual and disciplined approach that reacts to changes in risk levels as determined by the indicators. The goal is to be invested consistent with the major trends of the markets. There is no assurance that these equity allocation techniques will provide protection from the risks of equity investment, enable the Fund to be invested consistent with the major trends of the markets or enable the Fund to achieve its investment objective.

Special Investment Methods

The Fund may use some or all of the following special investment methods where their use appears appropriate to the Investment Adviser. No assurance can be given that the Fund will use any or all of such investment methods or, if used, that their use will achieve its investment objective. The investment methods described below are subject to, and should be read in conjunction with, the discussion under “Investment Restrictions” and “Investment Objective and Policies” in the SAI. The restrictions set forth under “Investment Restrictions” are fundamental, and thus may be changed only with the approval of a majority of the Fund’s outstanding voting securities.

Futures Contracts and Related Options.

The Fund may purchase and sell stock index futures contracts and futures contracts based upon interest rates and other financial instruments, and purchase options on such contracts. The Fund will not write options on any futures contracts.

There are certain risks associated with the use of futures contracts and related options, which have a high degree of price variability. Price movements may be influenced by, among other things, changing supply and demand relationships, government, trade, fiscal and economic events and changes in interest rates. The low margin normally required in trading futures contracts and related options provides a large amount of leverage. Thus, a relatively small change in the price of a contract can produce a disproportionately large profit or loss, and the Fund may gain or lose substantially more than the initial margin on a trade. Although the Fund intends to purchase or sell futures which appear to have an active market, there is no assurance that a liquid market will exist for any particular contract at any particular time. Thus, it may not be possible to close a futures position in anticipation of adverse price movements. In addition, there may be an imperfect correlation between the price movements of the futures contracts and price movements of the underlying portfolio securities.

To attempt to achieve its investment objective, particularly with respect to preservation of capital, the Fund may purchase or sell futures contracts and related options for any purpose deemed appropriate, including but not limited to, managing the risks inherent in its investment strategy generally and, in particular, in protecting against the effect that changes in general market conditions and conditions affecting particular industries may have on the values of securities held in the Fund’s portfolio, or which the Fund intends to purchase.

For example, the Fund may establish short positions in (sell) futures contracts to protect against anticipated or potential declines in the market value of the Fund’s portfolio of securities. For instance, the Fund may establish a short position in stock index futures contracts when it anticipates a general market or market sector decline that may adversely affect the market value of the Fund’s portfolio securities.

Where the Fund anticipates a significant market or market sector advance, establishing long positions in (purchasing) stock index futures contracts affords protection against not participating in such advance at a time when the Fund is not fully invested. Such a long position would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of stock index futures contracts which is comparable to the amount of stock purchased may be terminated by offsetting closing sales transactions.

Security and Stock Index Options.

The Fund may purchase and write listed put and call options on securities and on stock indexes that are traded on U.S. securities exchanges at such times as the Investment Adviser deems appropriate and consistent with the Fund’s investment objective. In general, to attempt to achieve its investment objective, particularly with respect to preservation of capital, the Fund may purchase or write such options to hedge against anticipated or potential declines in the market value of the Fund’s portfolio of securities, or to facilitate the rapid implementation of investment strategies if the Fund anticipates a significant market or market sector advance.

The risks in trading options are different from the risks in trading the underlying securities, and trading in options can provide a greater potential for profit or loss than an equivalent investment in the underlying security. For example, if the Fund buys an option (either to sell or buy an underlying security), it will be required to pay a “premium” representing the market value of the option. The value of an option may decline because of a decline in the value of the underlying security relative to the strike price, the passage of time, changes in the market’s perception as to the future price behavior of the underlying security or any combination thereof. Unless the price of the underlying security changes and it becomes profitable to exercise or offset the option before it expires, the Fund may lose the entire amount of the premium. Conversely, if the Fund writes or sells an option (either to sell or buy an underlying security), it will be credited with the premium but will have to deposit margin with the Fund’s brokers due to its contingent liability to deliver or accept the underlying security in the event the option is exercised. Sellers of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

Borrowing.

The Fund may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks on an unsecured basis and investing the borrowed funds. In addition, the Fund may borrow to finance share repurchase or tender offer transactions when its shares are trading at a discount from their net asset value. See “Description of Common Stock — Repurchase of Shares; Tender Offers.” Any such borrowing will be made only from banks, and pursuant to the requirements of the 1940 Act, will only be made to the extent that the value of the Fund’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing.

Borrowing for investment and to finance share repurchase or tender offer transactions increases both investment opportunity and investment risk. Since substantially all of the Fund’s assets will fluctuate in value, but the obligation resulting from the borrowing is relatively fixed, the Fund’s shares will increase in value more when the Fund’s assets increase in value and decrease more when the Fund’s assets decrease in value than would otherwise be the case. In addition, the cost of borrowing may exceed the income or gain on any securities purchased with the funds borrowed, in which case the Fund’s net asset value will decline.

Exchange-Traded Funds.

The Fund may invest in passively managed registered open-end investment companies or other baskets of securities, such as unit investment trusts, which trade on a national securities exchange or NASDAQ and are commonly called exchange-traded funds (“ETFs”). These investments represent shares of ownership in ETFs that hold portfolios of securities which are designed to generally correspond to and closely track the price and yield performance of an index of securities. Accordingly, ETFs have risks similar to those of stocks and are subject to market volatility. Investment returns may fluctuate so that invested shares, when redeemed or sold, may be worth more or less than their original cost. ETFs may include, among others, the Nasdaq-100 Index Tracking Stock (QQQQ), Standard & Poor’s Depositary Receipts (SPDRS), the DIAMONDS Trust, and other ETFs as determined from time to time by the Investment Adviser.

Foreign Securities.

The Fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in Foreign Government Securities. Investments in foreign securities offer potential benefits not available through investment solely in securities of domestic issuers. Foreign securities offer the opportunity to invest in foreign issuers that appear to have growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign markets that do not move in a manner parallel to United States markets. The Fund typically does not make significant investments in foreign securities.

Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities. Foreign investments may be affected by changes in foreign currency rates and exchange control regulations. There may be less information available about a foreign company than a domestic company, and foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies. Foreign securities may be less liquid and subject to greater price volatility than domestic securities. The foreign markets also have different clearance and settlement procedures. Foreign investments may also be subject to local economic or political risks, political instability and possible nationalization of issuers or expropriation of their assets which might adversely affect the Fund’s ability to realize or liquidate its investment in such securities. Furthermore, legal remedies for defaults and disputes may have to be pursued in foreign courts whose procedures differ substantially from those of U.S. courts. In the event of a default in payment on foreign securities, the Fund may incur increased costs to obtain and/or to enforce a judgment against the foreign issuer (or the other parties to the transaction) in the United States or abroad, and no assurance can be given that the Fund will be able to collect on any such judgment.

Foreign Currency Transactions.

The Fund may from time to time engage in foreign currency transactions, whether or not in connection with the Fund’s investment activity in foreign securities. These transactions involve investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s predictions of movements in the direction of securities prices or currency exchange rates are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of option and foreign currency forward and futures contracts include: (1) dependence on the Investment Adviser’s ability to correctly predict movements in the direction of securities prices and currency exchange rates; (2) imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. In addition, the Fund may write covered put and call options on foreign currencies for the purpose of increasing its return. The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

Generally, the Fund may engage in both “transaction hedging” and “position hedging.” When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the exchange rate between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase the currency at the exercise price until the expiration of the option.

When engaging in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the values of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is also impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in value of such currency.

The Fund also may seek to increase its return or to offset some of the costs of hedging against fluctuations in currency exchange rates by writing covered put options and covered call options on foreign currencies. The Fund receives a premium from writing a put or call option, which increases the Fund’s current return if the option expires unexercised or is closed out at a net profit. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

Closed-end Investment Companies.

The Fund may also invest in other closed-end investment companies if the Investment Adviser believes that such investments will further the Fund’s investment objective. If the Fund purchases shares of another investment company at a discount which subsequently declines, the performance of such investment generally would be better than if the Fund had purchased the underlying portfolio investments of such other investment company. Such investments in other investment companies will constitute less than 10% of the Fund’s net assets.

Short Sales.

The Fund may from time to time make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To attempt to achieve its investment objective, particularly with respect to preservation of capital, the Fund may make short sales to offset a potential decline in a long position or a group of long positions, or if the Investment Adviser believes that a decline in the price of a particular security or group of securities is likely. The Fund may also make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Investment Adviser believes that the price of a particular security or group of securities is likely to decline. A short sale involves the theoretically unlimited risk of an increase in the market price of the securities sold short.

When the Fund determines to make a short sale of a security, it must borrow the security. The Fund’s obligation to replace the security borrowed in connection with the short sale will be fully secured by the proceeds from the short sale retained by the broker and by cash or liquid securities deposited in a segregated account with the Fund’s custodian.

The Fund may make a short sale only if, at the time the short sale is made and after giving effect thereto, the market value of all securities sold short is 25% or less of the value of its net assets and the market value of securities sold short which are not listed on a national securities exchange does not exceed 10% of the Fund’s net assets.

In addition to the short sales described above, the Fund may make short sales “against the box.” A short sale “against the box” is a short sale where, at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. Short sales against the box are not subject to the collateral requirements described above or the percentage limitations on short sales described above.

Lending Portfolio Securities.

The Fund may lend portfolio securities, generally on a short-term basis, to brokers or dealers in corporate or governmental securities, banks or other institutional borrowers of securities, and financial institutions as a means of earning income. A borrower of securities from the Fund must maintain with the Fund cash or U.S. Government Securities equal to at least 100% of the market value of the securities borrowed. The Fund may not lend portfolio securities if such loan would cause the aggregate amount of all outstanding securities loans to exceed 20% of the current market value of the Fund’s net assets. If a borrower becomes bankrupt or defaults on its obligation to return the loaned security, delays or losses could result.

Repurchase Agreements.

The Fund may from time to time acquire U.S. Government Securities and concurrently enter into so-called “repurchase agreements” with the seller, a member bank of the Federal Reserve System or primary dealers in U.S. Government Securities, whereby the seller agrees to repurchase such securities at the Fund’s cost plus interest within a specified time (usually on the next business day). Repurchase agreements offer a means of generating income from excess cash that the Fund might otherwise hold. Delays in payment or losses may result if the other party to the agreement defaults or becomes bankrupt. The Fund’s repurchase agreements must be fully backed by collateral that is marked-to-market, or priced, each day.

Reverse Repurchase Agreements.

The Fund may enter from time to time into reverse repurchase agreements whereby the Fund sells an underlying debt instrument and simultaneously obtains the commitment of the purchaser, a commercial bank or a broker or dealer, to sell the security back to the Fund at an agreed upon price on an agreed upon date. The value of the underlying securities will be required to be maintained at a level at least equal at all times to the total amount of the resale obligation, including the interest factor. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. The Fund will establish a segregated account with the Fund’s custodian in which the Fund will maintain cash and U.S. Government Securities or other high grade debt obligations at least equal in value to the total amount of the repurchase obligation, including accrued interest. The value of the segregated securities will be marked-to-market on a daily basis to ensure that such value is maintained. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such will be subject to the restrictions on borrowing described in the SAI under “Investment Restrictions.” The value of all the Fund’s reverse repurchase agreements will not exceed 5% of the Fund’s total assets.

Below Investment Grade Fixed Income Securities.

The Fund, as part of its Bond Investments, may invest up to 10% of its total assets in non-convertible debt securities rated below the two highest rating categories of Moody’s or S&P (or, if unrated, of comparable quality as determined by the Investment Adviser). Generally, securities rated below investment grade (high yield-high risk fixed income securities – also sometimes referred to as junk bonds) have a greater chance that the issuer will be unable to make scheduled interest or principal payments when due. Furthermore, to the extent that the Fund may invest in such high yield-high risk fixed income securities, this will entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the Investment Adviser to accurately predict risk. If the Fund pursues missed interest or principal payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

When-Issued and Delayed-Delivery Securities.

The Fund may from time to time purchase securities on a “when-issued” or “delayed-delivery” basis whereby the Fund purchases a bond or stock with delivery of the security and payment deferred to a future date. The money to purchase such securities will be invested in other securities until the Fund receives delivery. This could increase the possibility that the Fund’s net asset value would increase or decrease faster than would otherwise be the case. There is no restriction on the percentage of the Fund’s assets that may be invested in when-issued or delay-delivery securities, and such securities are not considered to be short sales for purposes of the Fund’s investment restrictions on short sales.

Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to risk, since such securities may experience fluctuations in value (based upon, in the case of bonds, the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates) prior to their time of delivery. In addition, the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

RISK FACTORS AND SPECIAL CONSIDERATIONS

The following discusses certain matters that should be considered, among others, in connection with the Offer.

Dilution – Net Asset Value and Non-Participation in the Offer

Record Date Shareholders who do not fully exercise their Rights will, upon the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, an immediate dilution of the net asset value per share will be experienced by all shareholders as a result of the Offer because the Subscription Price will be less than the then current net asset value per share, and the number of shares outstanding after the Offer will increase in greater percentage than the increase in the size of the Fund’s assets. Although it is not possible to state precisely the amount of such decrease in net asset value per share because it is not known at this time what the Subscription Price will be, what the net asset value per share will be on the Pricing Date, or what proportion of the Shares will be subscribed for, such dilution could be minimal or substantial. For example, assuming (i) all Rights are exercised, (ii) the Fund’s net asset value on the Pricing Date is $3.94 per share (the net asset value per share on November 26, 2010), and (iii) the Subscription Price is $3.51 per share (equal to 95% the lower of the NAV at the close of business on November 26, 2010 or the average of the last reported sale price of a share of the Fund’s Common Stock on the NYSE on November 26, 2010, and the four preceding business days), then the Fund’s net asset value per share would be reduced by approximately $0.08 per share or 1.95%.

Leverage and Borrowing

As discussed above under “Investment Objectives and Policies — Special Investment Methods,” the Fund is authorized to borrow. The Fund currently does not have any intention to borrow money. Borrowings create an opportunity for greater capital appreciation with respect to the Fund’s investment portfolio, but at the same time such borrowing is speculative in that it will increase the Fund’s exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

Certain Investment Strategies

The extent of the Fund’s investment in equity securities will be determined primarily on the basis of equity asset allocation techniques developed by Dr. Martin E. Zweig, President of the Sub-Adviser, and his staff. While the Investment Adviser seeks to reduce the risks associated with investing in equity securities by using these techniques, such risks cannot be eliminated. There is no assurance that these asset allocation techniques will provide protection from the risks of equity investment, enable the Fund to be invested consistent with the major trends of the market or enable the Fund to achieve its investment objective.

In addition, although the Investment Adviser may use one or more of the special investment methods discussed above under “Investment Objectives and Policies — Special Investment Methods” to further the Fund’s investment objective and/or reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that these investment methods will be used or, if used, will achieve either or both of these results. These methods may subject an investor in the Fund to greater than average risks and costs.

Credit Risk

Investments in debt securities involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The Fund, as part of its Bond Investments, may invest up to 10% of its total assets in non-convertible debt securities rated below the two highest rating categories of Moody’s or S&P (or, if unrated, of comparable quality as determined by the Investment Adviser). Generally, securities rated below investment grade (high yield-high risk fixed income securities – also sometimes referred to as junk bonds) have a greater chance that the borrower will be unable to make scheduled interest or principal payments when due. Furthermore, to the extent that the Fund may invest in such high yield-high risk fixed income securities, this will entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high yield-high risk borrowers is more complex than for higher-rated securities, making it more difficult for the Investment Adviser to accurately predict risk. If the Fund pursues missed interest or principal payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities. There can be no assurance that the credit rating of a Fund investment will remain unchanged over the period of the Fund’s ownership of that investment.

Interest Rate Risk

The Fund invests in fixed income debt securities, which gives rise to interest rate risk. Such securities may decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. To the extent that the Fund invests in fixed income debt securities, the net asset value and market price of the Fund’s shares tend to decline if market interest rates rise. Further, while longer term fixed rate securities may pay higher interest rates than shorter term securities, longer term fixed rate securities also tend to be more sensitive to interest rate changes and, accordingly, tend to experience larger changes in value as a result of interest rate changes.

During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to redeem the securities prior to their stated maturities. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.

Equity Risk

Equity investing includes, among other risks, the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and the prices of most securities in a market can drop substantially at any time. The net asset value of the Fund may at any point in time be less than at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Small and Medium-Capitalization Stock Risk

While the Fund generally will invest primarily in large-capitalization companies, the Fund may invest in companies with small- or medium-capitalizations. Small and medium company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in small or medium company stocks, which means that buy and sell transactions in those stocks could have a larger impact on the stock prices than is the case with larger company stocks. Small and medium companies may have fewer business lines; therefore, changes in any line of business may have a greater impact on small and medium company stock prices than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, small or medium company stocks may not be as well known to the investing public.

Unrealized Appreciation

As of December 31, 2009, there was $30,465,559 or approximately $0.27 per share of net unrealized appreciation in the Fund’s net assets of $473,216,685; if realized and distributed, or deemed distributed, such gains would, in general, be taxable to shareholders, including holders at that time of Shares acquired upon the exercise of Rights. See “Taxation.”

Discount from Net Asset Value

The Fund’s shares of Common Stock have traded in the market above, at and below net asset value since the commencement of the Fund’s operations in September 1988. The Fund cannot predict whether the Fund’s Common Stock will in the future trade at a premium to or discount from net asset value. The risk of the Common Stock trading at a discount is a risk separate from a decline in the Fund’s net asset value. See “Market Price and Net Asset Value Information” in this Prospectus and “Net Asset Value” in the SAI.

Distributions

The Fund’s policy is to make monthly distributions equal to 0.83% of its net asset value (10% distribution yield on an annualized basis), and a final distribution at year-end consisting of any remaining undistributed net investment income and any realized net capital gains in excess of the Fund’s capital loss carryforward. If, for any calendar year, the total distributions exceed net investment income and realized net capital gains, the excess will generally be treated as a tax-free return of capital (up to the amount of the shareholder’s tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares.

Historically, the Fund’s distribution yield has included distributions of net investment income and realized gains that were taxable to the Fund’s shareholders as ordinary income, and distributions that were treated as a non-taxable return of capital. In 2009, the Fund had a 10% distribution yield, which consisted of 1.4% as net investment income, 0% as gains taxable as ordinary income and 8.6% as return of capital. In 2008, the Fund had a 10% distribution yield, which consisted of 2.2% as net investment income, 0.9% as gains taxable as ordinary income, 0.1% as realized long term capital gains and 6.8% as return of capital. In the future, the Fund anticipates its distribution yield to be characterized in a similar manner and be consistent with its policy of monthly distributions equal to 0.83% of its net asset value (10% distribution yield on an annualized basis). Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made.

The Fund had capital loss carryovers in the amount of $9,584,000 as of December 31, 2009. Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2009, the Fund deferred $1,421,000 and recognized $108,000 of post-October losses. Capital loss carryovers will reduce or, possibly, eliminate the Fund’s taxable capital gains in the year(s) to which such losses are carried, but will not reduce the Fund’s current earnings and profits in such year(s). Consequently, a greater portion of the Fund’s distributions in the year(s) to which the Fund carries and applies its capital loss carryovers may be taxable to shareholders as ordinary income dividends than would be the case if the Fund did not have capital loss carryovers. The Fund’s shareholders thus potentially could lose the benefit of the Fund’s capital loss carryover to any year in which the Fund makes excess distributions, because instead of being treated as a non-taxable return of capital, the portion of the excess distributions equal to the Fund’s capital gains that are offset by the capital loss carryover will likely be taxable to the Fund’s shareholders, and if taxable, will likely be treated as ordinary income rather than as capital gain. Moreover, excess distributions that are paid out of capital gains or other non-dividend income of the Fund will not qualify for the 15% preferential tax rate.

Illustration of Loss of Tax Benefit of Capital Loss Carryforwards

Related to Distributions in Excess of Taxable Gain

Shareholders pay additional taxes on distributions when a set of 3 conditions exist:
1. Fund has current year gains (current earnings and profits)	(line b below	)
2. Fund has accumulated losses from prior years (capital loss carryovers)	(line c below	)
3. Fund pays out distributions that exceed “required distributions”	(line e below	)

Assume the following facts:
Net Income	(a)	$10
Current year gain (loss)	(b)	$5
Capital loss carryover (CLCO)	(c)	$(10)

Distributions to shareholders	(d)	$50
Excess Distributions (normally Return Of Capital)	(e)	$40

Amount of distributions taxable to shareholders	(f)	$15
Amount of capital loss carryover benefit lost	(g)	$5

Explanation: Fund has current year gains (b) so shareholders pay taxes on distributions of current year gains (b). The benefit of the capital loss carryover (CLCO) (g) is thereby lost on the portion of the excess distribution equal to the current year gain (b).

The Fund also might make distributions to shareholders that exceed the Fund’s current earnings and profits. In that event, because the Fund does not have positive accumulated earnings and profits, the excess distributions will be a non-taxable return of capital to a shareholder to the extent the distributions do not exceed the shareholder’s tax basis in his or her Fund shares. Non-taxable distributions will reduce the shareholder’s tax basis in his or her Fund shares, thereby increasing the shareholder’s potential tax liability on a subsequent sale of his or her shares.

In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Fund’s total assets and, therefore, have the likely effect of increasing the Fund’s expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Shares purchased pursuant to the Offer will be issued after the record date for the monthly distribution declared for January 2011 and, accordingly, the Fund will not pay a monthly distribution with respect to such Shares until the distribution to be declared and paid in the next month. See “Distributions; Automatic Reinvestment and Cash Purchase Plan” for a discussion of the Fund’s distribution policy.

Anti-takeover Provisions

The Fund has provisions in its Articles of Incorporation and By-Laws that may have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors is divided into three classes. At the annual meeting of shareholders each year, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors.

These provisions could have the effect of limiting shareholders’ opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See “Description of Common Stock — Special Voting Provisions.”

MANAGEMENT OF THE FUND

Board of Directors

The management of the Fund, including general supervision of the duties performed by the Investment Adviser under the Investment Advisory Agreement (as described below), is the responsibility of the Fund’s Board of Directors. For certain information regarding the Directors and Officers of the Fund, see “Management — Directors and Officers” in the SAI.

Investment Adviser and Sub-Adviser

The Investment Adviser, Zweig Advisers LLC, is a Delaware limited liability company, with offices at 900 Third Avenue, New York, New York 10022. The Investment Adviser became the Fund’s investment adviser on January 1, 2000. All of the Investment Adviser’s outstanding equity interests are directly owned by Virtus Investment Partners, Inc. (“Virtus”), a Delaware corporation and a NASDAQ listed company. As of December 31, 2009, Virtus and its affiliated advisors had approximately $25.4 billion in assets under management.

Pursuant to an investment advisory agreement dated March 1, 1999 (the “Investment Advisory Agreement”), the Investment Adviser is responsible for the actual management of the Fund’s portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to the supervision of the Board of Directors and the applicable provisions of the 1940 Act. The Investment Adviser is also obligated to provide the Fund with such executive, administrative, data processing, clerical, accounting and bookkeeping services and statistical and research data as are deemed advisable by the Board of Directors, except to the extent these services are provided by an administrator hired by the Fund. The Investment Adviser may consider analyses from various other sources, including broker-dealers with which the Fund does business and affiliates of the Investment Adviser.

Under a services agreement (the “Sub-Advisory Agreement”) with the Investment Adviser, the Sub-Adviser, Zweig Consulting LLC, performs asset allocation research and analysis and provides advice thereon to the Investment Adviser. The extent of the Fund’s investment in equity securities will be determined by the Investment Adviser primarily utilizing equity asset allocation techniques developed by Dr. Martin E. Zweig, President of the Sub-Adviser, and his staff.

For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Fund pays the Investment Adviser a monthly fee computed at the annual rate of 0.70% of the Fund’s average daily net assets during the previous month. For the fiscal years ended December 31, 2009, 2008 and 2007, the Fund incurred investment advisory fees of $3,179,913, $3,621,383 and $3,711,846, respectively. The Investment Adviser will pay the Sub-Adviser an annual fee equal to 40% of the investment advisory fees received by the Investment Adviser from the Fund, payable monthly in arrears.

The Board of Directors, including a majority of the disinterested Directors, has the responsibility under the 1940 Act to approve the continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement. At a meeting of the Directors held on February 10, 2009, the Board of Directors, including a majority of the disinterested Directors, approved the continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement until March 1, 2010. A discussion regarding the basis for the approval of this continuance is contained in the Fund’s June 30, 2009 Semi-Annual Report to Shareholders. At a meeting of the Directors held on February 9, 2010, the Board of Directors, including a majority of the disinterested Directors, approved the continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement until March 1, 2011. A discussion regarding the basis for the approval of this continuance is contained in the Fund’s June 30, 2010 Semi-Annual Report to Shareholders.

Dr. Martin E. Zweig

Dr. Martin E. Zweig, the President of the Sub-Adviser, has been in the business of providing investment advisory services for over 40 years. Dr. Zweig and his associates determine asset allocation strategies to assist the Investment Adviser in its management of the Fund.

Portfolio Managers

The Investment Adviser’s day-to-day stock and bond selections for the Fund are jointly and primarily made by Mr. Carlton Neel and Mr. David Dickerson. Mr. Neel and Mr. Dickerson have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since April 2003.

Mr. Neel is a graduate of Brown University (B.A., 1990). Mr. Neel has been Executive Vice President of the Fund and Senior Vice President of the Investment Adviser since April 2003. Mr. Neel has also been Senior Vice President of Virtus Investment Partners, Inc. since 2008 and Executive Vice President of Euclid Advisors LLC since June 2009. From July 2002 to April 2003, Mr. Neel co-founded and managed Shelter Rock Capital Partners, L.P. Prior to that, Mr. Neel had worked in various portfolio management positions with the Investment Adviser since 1995.

Mr. Dickerson is a graduate of Harvard University (B.A., 1993), and the Stern School of Business, New York University (M.B.A., 2000). Mr. Dickerson has been Senior Vice President of the Fund and Senior Vice President of the Investment Adviser since April 2003. He has also been Senior Vice President of Virtus Investment Partners, Inc. since 2008 and a First Vice President of Euclid Advisors LLC since June 2009. From July 2002 to April 2003, Mr. Dickerson co-founded and managed Shelter Rock Capital Partners, L.P. Prior to that, Mr. Dickerson had worked in various portfolio management and analyst positions with the Investment Adviser since 1993.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of the Fund.

Investment Advisory Agreement

The Investment Advisory Agreement sets forth the services to be provided by and the fees to be paid to each party, as described above. The Investment Advisory Agreement provides that the Investment Adviser’s liability to the Fund and its shareholders is limited to situations involving its own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

The services of the Investment Adviser to the Fund are not deemed to be exclusive, and the Investment Adviser or any affiliate thereof may provide similar services to other investment companies and other clients or engage in other activities.

The Investment Advisory Agreement obligates the Investment Adviser to provide advisory services and to pay all expenses arising from the performance of its obligations under the Investment Advisory Agreement, as well as the fees of all Directors of the Fund who are employees of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issuance, sale or repurchase of shares of the Fund’s Common Stock, expenses in connection with the Fund’s Automatic Reinvestment and Cash Purchase Plan, membership fees in trade associations, expenses of registering and qualifying shares of the Fund’s Common Stock for sale under federal and state securities laws, expenses of obtaining and maintaining any stock exchange listings of the Fund’s Common Stock, expenses of printing and distributing reports, prospectuses, shareholder notices and proxy materials, expenses of corporate data processing and related services, shareholder record-keeping and shareholder account services (including salaries of shareholder relations personnel), expenses of auditors and escrow agents, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of annual and special shareholders’ meetings, fees and disbursements of the Fund’s Administrator, transfer agents, custodians and subcustodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of Directors of the Fund who are not interested persons of the Fund or the Investment Adviser, insurance premiums and litigation, indemnification and other expenses not expressly provided for in the Investment Advisory Agreement or the Administration Agreement.

The Investment Advisory Agreement will remain in effect from year to year if approved annually (i) by the Board of Directors of the Fund or by the holders of a majority of the Fund’s outstanding voting securities, and (ii) by a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party. The Investment Advisory Agreement terminates on its assignment by either party, and may be terminated without penalty on not more than 60 days’ prior written notice at the option of either party thereto, or by the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities.

The Investment Advisory Agreement provides that the Fund may use “Zweig” as part of its name for so long as the Investment Adviser serves as investment adviser to the Fund. The Fund has agreed that, in the event the Investment Advisory Agreement is terminated, the Fund will promptly take such actions as may be necessary to change its corporate name to one not containing the word “Zweig,” and the Fund will thereafter not transact business in a corporate name using the word “Zweig” in any form or combination whatsoever. Virtus has obtained, pursuant to an agreement, an exclusive worldwide license to use the word “Zweig” with respect to its investment advisory business.

Sub-Advisory Agreement

The Sub-Advisory Agreement sets forth the services to be provided by and the fees to be paid to the Sub-Adviser. The Sub-Adviser has been engaged by the Investment Adviser to perform asset allocation techniques, research and analysis and provide advice thereon to the Investment Adviser. Pursuant to the Sub-Advisory Agreement, the services are rendered by Dr. Martin E. Zweig and his designated research associates on behalf of the Sub-Adviser.

For services provided by the Sub-Adviser to the Fund under the Sub-Advisory Agreement, the Investment Adviser will pay the Sub-Adviser an annual fee equal to 40% of the investment advisory fees received by the Investment Adviser from the Fund, payable monthly in arrears.

The Sub-Advisory Agreement will remain in effect until March 1 of each year, provided that from year to year it has been approved annually (i) by the Board of Directors of the Fund or by the holders of a majority of the Fund’s outstanding voting securities, and (ii) by a majority of the Directors who are not parties to the Sub-Advisory Agreement or interested persons of any such party. The Sub-Advisory Agreement terminates on its assignment by either party, and may be terminated without penalty on not more than 60 days’ prior written notice at the option of the Fund’s Board of Directors, or by the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities. In addition, either the Investment Adviser or the Sub-Adviser has the right not to renew the Sub-Advisory Agreement by giving 60 days’ prior written notice to the other party.

Administrator

VP Distributors, Inc. (the “Administrator”), serves as the Fund’s administrator pursuant to an administration agreement dated March 1, 1999 (the “Administration Agreement”). The Administrator generally assists in the administration of the Fund’s day to day corporate affairs, subject to the overall authority of the Fund’s Board of Directors. The Administrator determines the Fund’s net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund’s books and records that are not maintained by the Investment Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund’s income tax returns, proxy statement, quarterly and annual shareholder reports, assists in the preparation of Commission Reports and responds to shareholder inquiries.

The Fund pays the Administrator a monthly fee computed at an annual rate of 0.065% of the Fund’s average daily net assets during the previous month. For the fiscal years ended December 31, 2009, 2008 and 2007, the Fund incurred administrative fees of $295,278, $336,271, and $344,672, respectively.

DISTRIBUTIONS; AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN

The Fund’s policy is to make monthly distributions equal to 0.83% of its net asset value (10% on an annualized basis), and a final distribution at year-end consisting of any remaining undistributed net investment income and the Fund’s realized net capital gains in excess of its capital loss carryforward. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s Automatic Reinvestment and Cash Purchase Plan. If, for any calendar year, the total distributions exceed net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital (up to the amount of the shareholder’s tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares.

The Fund had capital loss carryovers in the amount of $9,584,000 as of December 31, 2009. Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2009, the Fund deferred $1,421,000 and recognized $108,000 of post-October losses. The Fund had total 2009 distributions of $45.4 million of which $6.8 million was net investment income; no amount was current year gains taxable as ordinary income; and $38.6 million in distributions in excess of earnings and profits. In 2009, the Fund paid out 10% in distributions of which 1.4% was income, 0% gains and 8.6% return of capital.

Capital loss carryovers will reduce or, possibly, eliminate the Fund’s taxable capital gains in the year(s) to which such losses are carried, but will not reduce the Fund’s current earnings and profits in such year(s). Consequently, a greater portion of the Fund’s dividend distributions in the year(s) to which the Fund carries and applies its capital loss carryovers may be taxable to shareholders as ordinary income dividends than would be the case if the Fund did not have capital loss carryovers. Moreover, to the extent that such ordinary income dividends are paid out of capital gains or other non-dividend income of the Fund, they might not qualify for the 15% preferential tax rate.

The Fund also might make distributions to shareholders that exceed the Fund’s current earnings and profits. In that event, because the Fund does not have positive accumulated earnings and profits, the excess distributions will be a non-taxable return of capital to a shareholder to the extent the distributions do not exceed the shareholder’s tax basis in its Fund shares. Non-taxable distributions will reduce the shareholder’s tax basis in his or her Fund shares, thereby increasing the shareholder’s potential tax liability on a subsequent sale of his or her shares.

In calculating the amount of each monthly distribution, the Fund’s net asset value will be measured as of the business day immediately preceding the declaration date of such distribution. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made.

In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Fund’s total assets and, therefore, have the likely effect of increasing the Fund’s expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year 2010; therefore, a portion of a shareholder’s distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in the Fund is paid back to a shareholder. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in Section 19(a) notices under the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report distributions for federal income tax purposes.

Shares purchased pursuant to the Offer will be issued after the record date for the monthly distribution declared for January 2011, and, accordingly, the Fund will not pay a monthly distribution with respect to such Shares until the distribution to be declared and paid in the next month.

Shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by Computershare, as dividend paying agent. Pursuant to the Fund’s Automatic Reinvestment and Cash Purchase Plan (or the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be.

If the Directors of the Fund declare a distribution payable either in shares or in cash, as shareholders may have elected, then nonparticipants in the Plan will receive cash and participants in the Plan (each, a “Participant”) will receive the equivalent in shares determined as follows: If on the record date of the distribution, the market price of the Fund’s Common Stock is less than the net asset value, Computershare will buy Fund shares on behalf of the Participant in the open market, on the NYSE or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions.

Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before Computershare has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, Computershare may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day Computershare purchased shares or (b) 95% of the market price on such day. In the case where Computershare has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. Computershare will not be accountable for its inability to make a purchase during such a period. If on the record date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the record date or (b) 95% of the market price on such date.

The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the Participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the federal tax status of distributions paid during the year.

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. Computershare will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by Computershare, it is suggested that Participants send voluntary cash payments to Computershare at least five business days’ prior to the date for which a voluntary purchase is desired. The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for cash purchases. Computershare’s fee will be paid by the Fund. However, each participating shareholder will pay its pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to Computershare’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

Participants have an unconditional right to obtain the return of any cash payment if Computershare receives written notice at least five business days before such payment is to be invested.

Participants in the Plan may purchase additional shares automatically by means of an automatic monthly investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate automatic monthly investments, the Participant must complete and sign an automatic monthly investment form and return it to Computershare together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from Computershare by calling (800) 272-2700.

Shareholders wishing to liquidate shares held with Computershare must do so in writing or by calling (800) 272-2700. Computershare does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 per share will be charged. This charge may vary and is subject to change. Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting Computershare at (800) 272-2700.

For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact Computershare at (800) 272-2700 or visit our website at www.virtus.com. The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by Computershare with at least 90 days written notice to participants in the Plan.

DESCRIPTION OF COMMON STOCK

The authorized capital stock of the Fund consists of 500,000,000 shares of Common Stock, par value $0.001 per share, of which 114,594,744 shares were outstanding as of June 30, 2010. The Shares when issued will be fully paid and nonassessable. All shares of Common Stock are equal as to dividends, assets and voting privileges and have no conversion, preemptive or exchange rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund’s assets after payment of debts and expenses. Shareholders are entitled to one vote per share. All voting rights for directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. The Fund’s outstanding shares of Common Stock are, and the Shares offered hereby will be, listed on the NYSE under the symbol “ZTR.”

The Fund has no present intention of offering additional shares beyond this Offer, except that additional shares may be issued under the Automatic Reinvestment and Cash Purchase Plan. See “Distributions; Automatic Reinvestment and Cash Purchase Plan.” Other offerings of its Common Stock, if made, will require approval of the Fund’s Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in certain circumstances, including in connection with an offering to existing shareholders or with the consent of a majority of the Fund’s outstanding shareholders.

The following table provides information about the Common Stock as of June 30, 2010:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Stock	500,000,000 Shares	None	114,594,744 Shares

Repurchase of Shares; Tender Offers

The Fund is authorized to repurchase its shares on the open market when the shares are trading at a discount from net asset value, and the Fund may incur debt to refinance share repurchase transactions. In addition, pursuant to the 1940 Act, the Fund retains the right to repurchase its shares under other circumstances on a securities exchange or such other open market designated by the Commission (provided that the Fund has informed shareholders within the preceding six months of its intention to repurchase such shares) by a tender offer open to all the Fund’s shareholders, or as otherwise permitted by the Commission. When a repurchase of Fund shares is to be made that is not to be effected on a securities exchange or such an open market or by the making of a tender offer, the 1940 Act provides that certain conditions must be met regarding, among other things, distribution of net income, identity of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner on a basis which does not discriminate unfairly against the other shareholders indirectly through their interest in the Fund. The Fund may incur debt to finance share repurchase transactions (see “Investment Restrictions” in the SAI).

When the Fund repurchases its shares for a price below their net asset value, the net asset value of the shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected, either positively or negatively. The Fund has not repurchased any shares of its Common Stock.

Since the Fund’s inception in 1988, the Board of Directors has maintained a policy pursuant to which the Board of Directors considers the making of tender offers of the Fund each quarter during periods when the Fund’s shares are trading at a discount from net asset value. The Board may at any time, however, decide that the Fund should not make tender offers. The net asset value at which shares may be tendered will be established at the close of business on the last day the tender offer is open. Since the Fund’s inception, however, the Fund has not made any tender offers for the shares of its Common Stock.

Any acquisition of shares by the Fund (whether through a share repurchase or a tender offer) will decrease the total assets of the Fund and therefore have the effect of increasing the Fund’s expense ratio. Furthermore, if the Fund borrows to finance share repurchases or tender offers, interest on such borrowings will reduce the Fund’s net investment income. If the Fund must liquidate a portion of its investment portfolio in connection with a share repurchase or tender offer, such liquidation might be at a time when independent investment judgment might not dictate such action and, accordingly, may increase the Fund’s portfolio turnover and make it more difficult for the Fund to achieve its investment objective.

Each person tendering shares will pay to the Fund a reasonable service charge to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. Any such service charge will be paid directly by the tendering shareholder and will not be deducted from the proceeds of the purchase. The Fund’s transfer agent will receive the fee as an offset to these costs. The Fund expects the cost to the Fund of effecting a tender offer will exceed the aggregate of all service charges received from those who tender their shares. Costs associated with the tender will be charged against capital. During the pendency of any tender offer, shareholders may ascertain the net asset value of the Fund’s shares by calling a telephone number as provided in any tender offer materials.

Articles of Incorporation Amendment

The Fund’s Articles of Incorporation were amended on June 2, 2010 to provide that if during any fiscal quarter ending on or after June 30, 2010, the Fund’s shares trade, on the principal securities exchange on which they are traded, at an average discount from net asset value of 10% or more (determined on the basis of the discount as of the end of the last trading day in each week during such quarter), the Fund’s Board of Directors, at its next regularly scheduled meeting shall consider potential measures to seek to reduce the discount, and in its sole discretion may determine if it would be appropriate to submit to the Fund’s shareholders a proposal to convert the Fund to an open-end investment company (a “Conversion Proposal”). If such Conversion Proposal was submitted, approval of such Conversion Proposal would require the affirmative vote of a majority of the outstanding shares of the Fund entitled to vote thereon. Under the Fund’s prior Articles of Incorporation, the Fund submitted a mandatory Conversion Proposal to its shareholders in 2000, 2001, 2004, 2008 and 2009 because the Fund’s shares had traded at an average discount from net asset value of 10% or more during the quarter ended March 31, 2000, the quarter ended December 31, 2000, the quarter ended December 31, 2003, the quarter ended December 31, 2008 and the quarter ended June 30, 2009, respectively. The Fund’s shareholders did not approve a Conversion Proposal on any of those occasions.

If the Fund converted to an open-end investment company, its shareholders could require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act) at the next determined net asset value of such shares, less such redemption charges, if any, as might be in effect at the time of redemption, and such redemption payment must be made within seven days. This may require changes in the Fund’s portfolio management because such redemption requests could require the Fund’s liquidation of a portion of its investment portfolio at a time when independent investment judgment might not dictate such action and, accordingly, may increase the Fund’s portfolio turnover and make it more difficult for the Fund to achieve its investment objective. In addition, if the Fund converted to an open-end investment company, its shares would no longer be listed on any stock exchange, and certain of the Fund’s expenses (including transfer agency and shareholder services expenses) would be greater than those that would be incurred by a closed-end investment company.

Special Voting Provisions

The Fund has provisions in its Articles of Incorporation and By-Laws (collectively, the “Charter Documents”) that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors is divided into three classes. At the annual meeting of shareholders each year, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors.

The maximum number of Directors (twelve) may be increased, or a Director may be removed from office, only by the affirmative vote of the holders of at least 75% of the shares of the Fund entitled to be voted for the election of Directors. In addition, the affirmative vote of the holders of 75% of the outstanding shares of the Fund is required to authorize the conversion of the Fund from a closed-end to an open-end investment company (except pursuant to a Conversion Proposal described above), to amend certain of the provisions of the Articles of Incorporation or generally to authorize any of the following transactions:

(i) merger or consolidation or statutory share exchange of the Fund with or into any other corporation;

(ii) a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities); or

(iii) a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Directors fixed in accordance with the By-Laws, in which case the affirmative vote of a majority of the Fund’s outstanding shares is required. Such 75% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, can only be changed by a similar 75% vote. Reference is made to the Charter Documents of the Fund, on file with the Commission, for the full text of these provisions. See “Further Information.”

The provisions of the Charter Documents described above and the Fund’s right to repurchase or make a tender offer for shares of its common stock could have the effect of depriving the owners of shares of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See “Repurchase of Shares” and “Tender Offers.”

TAXATION

Federal Taxation of the Fund and its Distributions

The Fund has qualified and elected to be treated, and intends to continue to qualify and be treated, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund currently intends to distribute all or substantially all its investment company taxable income (all taxable income and net short-term capital gains) and its net capital gain each year, thereby avoiding the imposition on the Fund of federal income and excise taxes on such distributed income and gain. Such distributions from investment company taxable income, whether paid in cash or in shares, will be taxable as ordinary income to shareholders of the Fund who are subject to tax, and the Fund’s capital gain distributions, whether paid in cash or in shares, will be taxable as capital gain to such shareholders. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero will constitute capital gain to such shareholder (assuming such shares are held as a capital asset). For non-corporate U.S. shareholders, the Fund’s capital gains distributions and certain of its ordinary income distributions will be taxable at a maximum marginal federal income tax rate (through December 31, 2010) of 15%. Shareholders that are not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. Notwithstanding the above, the Fund may decide to retain all or part of any net capital gain for reinvestment. After the end of each taxable year, the Fund will notify shareholders of the federal income tax status of any distributions, or deemed distributions, made by the Fund during such year. For a discussion of certain income tax consequences to shareholders of the Fund, see “Taxation” in the SAI.

Federal Income Tax Consequences Relating to the Offer

The following discussion describes certain United States federal income tax consequences of the Offer generally applicable to citizens or residents of the United States and U.S. trusts, estates, corporations and any other person who is generally subject to U.S. federal income tax (“U.S. Shareholders”). This summary is intended to be descriptive only and does not purport to be a complete analysis or listing of all potential tax effects relevant to the ownership of Rights or Common Stock. It assumes that each U.S. Shareholder holds Common Stock as a capital asset. Additionally, this summary does not specifically address the U.S. federal income tax consequences that might be relevant to holders of Rights or Common Stock entitled to special treatment under the U.S. federal income tax laws, such as individual retirement accounts and other tax deferred accounts, financial institutions, life insurance companies and tax-exempt organizations, and does not discuss the effect of state, local and other tax laws. Further, this summary is based on interpretations of existing law as of the date of this Prospectus as contained in the Code, applicable current and proposed Treasury Regulations, judicial decisions and published administrative positions of the Internal Revenue Service, all of which are subject to change either prospectively or retroactively.

U.S. Shareholders who receive Rights pursuant to the Offer should not recognize taxable income for U.S. federal income tax purposes upon their receipt of the Rights. If Rights issued to a U.S. Shareholder expire without being sold or exercised, no basis should be allocated to such Rights, and such Shareholder should not recognize any gain or loss for U.S. federal income tax purposes upon such expiration.

The tax basis of a U.S. Shareholder’s Common Stock should remain unchanged and the shareholder’s basis in the Rights should be zero, unless such U.S. Shareholder affirmatively and irrevocably elects (in a statement attached to such shareholder’s U.S. federal income tax return for the year in which the Rights are received) to allocate the basis in the Common Stock between such Common Stock and the Rights in proportion to their respective fair market values on the date of distribution.

A U.S. Shareholder who exercises Rights should not recognize any gain or loss for U.S. federal income tax purposes upon the exercise. The tax basis of the newly acquired Common Stock should equal the Subscription Price paid for the Common Stock (plus the basis, if any, allocated to the Rights in the manner described in the immediately preceding paragraph). The holding period for Common Stock acquired upon the exercise of Rights should begin on the date of exercise of the Rights. See “Taxation” in the SAI.

Each U.S. Shareholder is urged to consult his or her own tax advisor with respect to the specific federal, state and local tax consequences to such U.S. Shareholder of receiving Rights in this offer.

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

The Bank of New York Mellon, One Wall Street, New York, NY 10286, serves as the Fund’s custodian. Computershare Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011, serves as the Fund’s dividend paying agent, transfer agent and registrar.

EXPERTS

The financial statements of the Fund for the year ended December 31, 2009 and the financial highlights included in this Prospectus, have been so included in reliance on the report of PricewaterhouseCoopers LLP, Philadelphia, Pennsylvania, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

LEGAL MATTERS

The validity of the Shares under Maryland law will be passed on for the Fund by Venable LLP, Baltimore, Maryland. Certain other matters may be passed on for the Fund by Katten Muchin Rosenman LLP, New York, New York, which serves as counsel to the Fund.

FURTHER INFORMATION

Further information concerning these securities and the Fund may be found in the Registration Statement on file with the Commission, of which this Prospectus and the SAI incorporated by reference herein constitute a part. Financial statements of the Fund for fiscal years ended December 31, 2008 and December 31, 2009 are included in the Fund’s annual reports to shareholders for such years, copies of which are on file with and may be inspected at the Commission as indicated below.

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act, and in accordance therewith, is required to file periodic reports, proxy statements and other information with the Commission relating to its business, financial condition and other matters. Such information is available for inspection at the public reference facilities of the Commission at Room 1024, 100 F Street, NE, Washington, DC 20549. Copies of such information are obtainable by mail, upon payment of the Commission’s customary charges, by writing to the Commission’s principal office at 100 F Street, NE, Washington, DC 20549 at prescribed rates. The Commission maintains a website (http://www.sec.gov) that contains periodic reports, proxy statements and other information regarding registrants that file documents electronically with the Commission. Such reports and other information concerning the Fund may also be inspected at the offices of the NYSE.

OF

STATEMENT OF ADDITIONAL INFORMATION

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the Sub-Adviser. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy any security other than the Shares of Common Stock offered by this Prospectus, nor does it constitute an offer to sell or the solicitation of any offer to buy the Shares of Common Stock by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any such person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that the information contained herein is correct as of any time subsequent to the date hereof. However, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.

23,600,000 Shares of Common Stock

THE ZWEIG TOTAL RETURN FUND, INC.

Issuable Upon Exercise of

Non-Transferable Rights to

Subscribe for Such

Shares of Common Stock

PROSPECTUS

November 29, 2010

PART B

THE ZWEIG TOTAL RETURN FUND, INC.

900 Third Avenue, New York, NY 10022

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Fund’s Prospectus, dated November 29, 2010 (the “Prospectus”). This SAI does not include all information that a shareholder should consider before purchasing shares of the Fund and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling the Fund’s Information Agent, Georgeson Inc. Banks and Brokers should call (212) 440-9800 collect and all other shareholders should call (800) 891-3214. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). The address of the Fund is 900 Third Avenue, New York, New York 10022, and its telephone number is (212) 451-1100. This SAI incorporates by reference the entire Prospectus. Defined terms used herein shall have the same meanings as provided in the Prospectus. The date of this SAI is November 29, 2010.

2

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Fund will invest up to 65% of its total assets in U.S. government securities, non-convertible debt securities of domestic issuers rated among the two highest rating categories of either Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) (or, if unrated, of comparable quality as determined by the Investment Adviser), and certain foreign government securities (collectively, the “Bond Investments”), and up to 50% of its total assets in equity securities comprised of common, preferred and convertible preferred stock. The equity investments will be in primarily large-capitalization companies but may also be in investments in small- or medium-capitalization companies. The Fund may, however, under certain circumstances, invest up to 75% of its total assets in equity securities, as determined by the Fund’s Investment Adviser. The Fund also, as part of its Bond Investments, may invest up to 10% of its total assets in non-convertible debt securities rated below the two highest categories of Moody’s or S&P (or, if unrated, of comparable quality as determined by the Investment Adviser). The Fund reserves the right to engage in interest rate, equity, total return and other swaps; however, the Fund has no current plans to do so.

The Investment Adviser engages the Fund’s Sub-Adviser to perform asset allocation research and analysis and provide advice thereon to the Investment Adviser. While the Investment Adviser seeks to reduce the risks associated with investing in debt and equity securities, such risks cannot be eliminated. There is no assurance that the Fund will achieve its investment objective. See “Investment Objective and Policies” in the Prospectus.

The following describes certain investment strategies in which the Investment Adviser may engage, on behalf of the Fund, each of which may involve certain special risks.

Futures Contracts and Related Options

The Fund may purchase or sell futures contracts for any purpose deemed appropriate. Upon entering into a futures contract, the Fund will initially be required to deposit with the custodian an amount of initial margin using cash or U.S. Treasury bills equal to approximately 2% to 5% of the contract amount. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that the futures contract initial margin does not involve the borrowing of funds by customers to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In addition to initial margin, the Fund is required to specifically designate on its accounting records cash, liquid debt obligations, liquid equity securities or cash equivalents in an amount equal to the notional value of all long futures contracts, less the initial margin amount, to ensure that the use of such futures contracts is not leveraged. If the value of the securities specifically designated declines, additional securities, cash or cash equivalents must be specifically designated on the accounting records of the Fund so that the value of the account will at least equal the amount of the Fund’s commitments with respect to such futures contracts.

Subsequent payments, called maintenance margin, to and from the broker, will be made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the Fund has purchased a futures contract and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to that increase in value. Conversely, when the Fund has purchased a futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a maintenance margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

3

While futures contracts based on securities provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sales price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting price, the Fund realizes a loss.

There are several risks in trading futures contracts. Market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to initial margin and maintenance margin requirements. Rather than meeting maintenance margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

In addition, the hours of trading for futures contracts may not conform to the hours during which the underlying securities are traded. To the extent that the futures contracts markets close after the markets for the underlying securities, significant price movements can take place in the futures contracts markets that cannot be reflected in the markets of the underlying securities.

Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin.

There are risks in trading futures contracts, even if such contracts are used for risk management purposes. One such risk arises due to the imperfect correlation between movements in the price of the futures contracts and movements in the price of the underlying securities. The price of the futures contract may move more than or less than the price of the securities.

If the price of the futures contracts moves less than the price of the underlying securities, the transaction will not be fully effective, but, if the price of the securities has moved in an unfavorable direction, the Fund would be in a better position than if it had not entered into a futures transaction at all. If the price of the securities has moved in a favorable direction, this advantage will be partially offset by the movement in the price of the futures contract. If the price of the futures contract moves more than the price of the security, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the prices of the underlying securities.

To compensate for the imperfect correlation of such movements in price, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the underlying securities if the historical volatility of the prices of such securities have been greater than the historical volatility of the futures contracts. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the prices of the underlying securities is less than the historical volatility of the futures contracts.

It is also possible that, where the Fund has sold futures to protect its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contracts and also experience a decline in value in its

4

portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

Where futures are purchased to protect against a possible increase in the cost of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in the relevant securities at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in securities and movements in the prices of futures contracts, a correct forecast of market trends by the Investment Adviser may still not result in a successful risk management transaction over a very short period of time.

Security and Stock Index Options

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as an asset and as an offsetting liability. The amount of the liability is “marked-to-market” daily to reflect the current market value of the option, which is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the latest bid and offering prices. If an option written by the Fund expires, or the Fund enters into a closing purchase transaction, the Fund will realize a gain (or, in the latter case, a loss, if the cost of a closing transaction exceeds the premium received) and the liability related to such option will be extinguished.

The premium paid by the Fund for the purchase of a put option (its cost) is recorded initially as an investment, the value of which is subsequently adjusted to the current market value of the option. If the current market value of a put option exceeds its premium, the excess represents unrealized appreciation; conversely, if the premium exceeds the current market value, the excess represents unrealized depreciation. The current market value of an option purchased by the Fund equals the option’s last sale price on the principal exchange on which it is traded or, in the absence of a sale, the mean between the latest bid and offering prices.

The Fund may cover written call options with any assets, including equity securities and noninvestment grade debt so long as the assets are liquid, unencumbered and marked-to-market daily (“liquid assets”), specifically designated on the accounting records of the Fund in amounts sufficient to ensure that it is able to meet its obligations under the written call option should it be exercised. This method does not reduce the potential loss to the Fund should the value of the underlying security increase and the option be exercised.

A written put option may be covered with liquid assets specifically designated on the accounting records of the Fund. While this may help ensure that a Fund will have sufficient assets to meet its obligations under the option contract should it be exercised, it will not reduce the potential loss to the Fund should the value of the underlying security decrease and the option be exercised.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of underlying securities pursuant to the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

5

Reasons for the absence of a liquid secondary market on an exchange include the following: (a) there may be insufficient interest in trading certain options; (b) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (d) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (e) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (f) one or more exchanges might, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

In addition, there is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

The amount of the premiums which the Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

In the event of a shortage of the underlying securities deliverable on exercise of a listed option, the OCC has the authority to permit other generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

Exchange-Traded Funds

The Fund may invest in passively managed registered open-end investment companies or other baskets of securities, such as unit investment trusts, which trade on a national securities exchange or NASDAQ and are commonly called exchange-traded funds (“ETFs”). These investments represent shares of ownership in ETFs that hold portfolios of securities which are designed to generally correspond to and closely track the price and yield performance of an index of securities. Accordingly, ETFs have risks similar to those of stocks and are subject to market volatility. Investment returns may fluctuate so that invested shares, when redeemed or sold, may be worth more or less than their original cost. ETFs may include, among others, the Nasdaq-100 Index Tracking Stock (QQQQ), Standard & Poor’s Depositary Receipts (SPDRS), the DIAMONDS Trust, and other ETFs as determined from time to time by the Investment Adviser.

Foreign Securities

The Fund may invest up to 30% of its total assets in securities of foreign issuers and 10% of its total assets in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities (“Foreign Government Securities”). Investments in foreign securities offer potential benefits not available through investment solely in securities of domestic issuers. Foreign securities offer the opportunity to invest in foreign issuers that appear to have growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign markets that do not move in a manner parallel to United States markets. The Fund may engage in foreign currency transactions, even if they are not in connection with the Fund’s investment activity in foreign securities. The Fund typically does not make significant investments in foreign securities.

6

Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities. Foreign investments may be affected by changes in foreign currency rates and exchange control regulations. There may be less information available about a foreign company than a domestic company, and foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies. Foreign securities may be less liquid and subject to greater price volatility than domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of the Fund’s portfolio and might adversely affect the Fund’s performance. Foreign investments may also be subject to local economic or political risks, political instability and possible nationalization of issuers or expropriation of their assets which might adversely affect the Fund’s ability to realize or liquidate its investment in such securities. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Additionally, legal remedies for defaults and disputes may have to be pursued in foreign courts whose procedures differ substantially from those of the U.S. courts. In the event of a default in payment on foreign securities, the Fund may incur increased costs to obtain and/or to enforce a judgment against the foreign issuer (or the other parties to the transaction) in the United States or abroad, and no assurance can be given that the Fund will be able to collect on any such judgment.

Income earned or received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. Any such taxes paid by the Fund will reduce its net income available for distribution to shareholders.

Pursuant to the provisions of Rule 17f-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s Board of Directors has delegated to the Fund’s Custodian, The Bank of New York Mellon, as the Fund’s Foreign Custody Manager, the responsibilities for selecting and monitoring any foreign custodians that may be used in connection with the Fund’s investments in foreign securities. Pursuant to and subject to the terms and conditions of the Custodian Contract between The Bank of New York Mellon and the Fund, The Bank of New York Mellon will, among other things, (i) determine that the assets held by foreign custodians are subject to reasonable care, based on the standards applicable to custodians in the relevant market in which such foreign custodian operates, (ii) determine that the foreign custodial arrangements are governed by a written contract that provides reasonable care for the Fund’s assets based on such standards, (iii) establish a system to monitor the appropriateness of maintaining the Fund’s assets with a particular foreign custodian and any material changes in such contract, and (iv) report to the Fund’s Board of Directors with respect to the Fund’s foreign custodial arrangements.

Swaps Transactions

The Fund reserves the right to engage in interest rate, equity, total return and other swaps; however, the Fund has no current plans to do so. If the Fund did engage in such activity, the Fund may enter into swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Generally, swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fixed basis on which to calculate the obligations the parties to a swap agreement have agreed

7

to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund’s portfolio.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary investment transactions. Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid. Moreover, because there is no exchange or clearinghouse for these contracts, the Fund will be subject to the credit risk and nonperformance of the counterparty. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the Commodities Futures Trading Commission. To qualify for this exemption, certain conditions must be met, including that a swap agreement must be entered into by “eligible participants,” as defined under the CEA. It is possible that developments in the swaps market, including potential government regulation and rules promulgated under the 2010 Dodd–Frank Wall Street Reform and Consumer Protection Act, could adversely affect the Fund’s ability to enter into or terminate existing swap agreements or to realize amounts to be received under such agreements.

Closed-End Investment Companies

When the Fund invests in other closed-end investment companies, the investments made by such other investment companies will be effected by independent investment managers, and the Fund will have no control over the investment management, custodial arrangements or operations of any investments made by such investment managers. Some of the funds in which the Fund may invest could also incur more risks than would be the case for direct investments made by the Fund. For example, they may engage in investment practices that entail greater risks or invest in companies whose securities and other investments are more volatile. In addition, the funds in which the Fund invests may or may not have the same fundamental investment limitations as those of the Fund itself. While a potential benefit of investing in closed-end investment companies would be to realize value from a decrease in the discount from net asset value at which some closed-end funds trade, there is also the potential that such discount could grow rather than decrease.

By investing in investment companies indirectly through the Fund, a shareholder of the Fund will bear not only a proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the investment companies in which the Fund invests. The Fund will not (i) own more than 3% of the voting securities of any one investment company; (ii) invest more than 5% of its assets in the securities of any one investment company; or (iii) invest more than 10% of its assets in securities issued by other investment companies.

Short Sales

The Fund may from time to time make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. The Fund may make short sales to offset a potential decline in a long position or a group of long positions, or if the Investment Adviser believes that a decline in the price of a particular security or group of securities is likely. The Fund may also make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Investment Adviser believes that the price of a particular security or group of securities is likely to decline.

8

When the Fund determines to make a short sale of a security, it must borrow the security. The Fund’s obligation to replace the security borrowed in connection with the short sale will be fully secured by the proceeds from the short sale retained by the broker and by cash or liquid securities deposited in a segregated account with the Fund’s custodian. The Fund may have to pay a premium to borrow the security. The Fund must also pay any dividends or interest payable on the security until the Fund replaces the security.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a capital gain. Any realized capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale.

In addition to the short sales described above, the Fund may make short sales “against the box.” A short sale “against the box” is a short sale where, at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. Short sales against the box are not subject to the collateral requirements described above or the percentage limitations on short sales described below.

The Fund may make a short sale only if, at the time the short sale is made and after giving effect thereto, the market value of all securities sold short is 25% or less of the value of its net assets and the market value of securities sold short which are not listed on a national securities exchange does not exceed 10% of the Fund’s net assets.

When-Issued and Delayed-Delivery Securities

The Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also known as delayed-delivery transactions. (The phrase “delayed delivery” is not intended to include purchases where a delay in delivery involves only a brief period required by the selling partly solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delayed and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

When-issued purchases and forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, the Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. The Fund will not enter into such transactions for the purpose of leverage.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund’s net asset value starting on the date of the agreement to purchase the securities, and the Fund will be subject to the rights and risks of ownership of the securities on that date. The Fund will not earn interest on securities it has committed to purchase until they are paid for and received.

When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund’s assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transactions, but the Fund may agree to a longer settlement period.

9

The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When the Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchase and forward commitments.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental policies which cannot be changed without the approval of the holders of a majority of its outstanding voting securities (as defined under “Investment Objective and Policies” in the Prospectus). Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security or other investment from the portfolio. The Fund may not:

(1) With respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer. This investment restriction does not apply to investments in U.S. Government Securities.

(2) Purchase more than 10% of the outstanding voting securities, or any class of securities, of any one issuer. This investment restriction does not apply to investments in U.S. Government Securities.

(3) Purchase securities which would cause 25% or more of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one particular industry or group of related industries. This investment restriction does not apply to investments in U.S. Government Securities.

(4) Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or real estate interests or issued by companies which invest in real estate or real estate interests.

(5) Purchase any securities on margin. For purposes of this investment restriction, the following do not constitute margin purchases: (i) effecting short sales, to the extent permitted by (9) below; (ii) making margin deposits in connection with any futures contracts or any options the Fund may purchase, sell or write; or (iii) entering into any currency transactions.

(6) Lend any funds or other assets, except that the Fund may purchase publicly distributed debt obligations (including repurchase agreements) consistent with its investment objective and policies, and the Fund may make loans of portfolio securities if such loans do not cause the aggregate amount of all outstanding securities loans to exceed 33 1/3% of the Fund’s total assets, provided that the loan is collateralized by cash or cash equivalents or U.S. Government Securities in an amount equal, on a daily basis, to the market value of the securities loaned.

(7) Borrow money (through reverse repurchase agreements or otherwise), except (i) for temporary emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets at the time the loan is made; or (ii) in an amount not greater than 33 1/3% of the Fund’s total assets.

10

(8) Issue senior securities, as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in 7, above. For the purposes of this investment restriction and 7, above, collateral or escrow arrangements with respect to the making of short sales, writing of stock options, purchase of securities on a forward commitment or delayed-delivery basis, and purchase of foreign currency forward contracts and collateral arrangements with respect to margin for futures contracts and foreign currency forward contracts or related options are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts, foreign currency forward contracts or related options are deemed to be the issuance of a senior security.

(9) Make any short sales of securities, unless at the time the short sale is made and after giving effect thereto, (i) the market value of all securities sold short is 25% or less of the value of the Fund’s total assets, (ii) the market value of such securities sold short which are not listed on a national securities exchange does not exceed 10% of the Fund’s total assets, (iii) the market value of all securities of any one issuer sold short does not exceed 2% of the Fund’s total assets, (iv) short sales are not made of more than 2% of the outstanding securities of one class of any issuer, and (v) the Fund maintains collateral deposits consisting of cash or U.S. Government Securities in a segregated account which, together with collateral deposited with the broker-dealer, are at all times equal to 100% of the current market value of the securities sold short. This investment restriction does not apply to short sales “against the box.” For the purposes of this investment restriction, sales of securities on a when-issued or delayed-delivery basis are not considered to be short sales.

(10) Underwrite securities of other issuers except insofar as it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended, in the resale of any securities held in its own portfolio.

(11) Invest more than 10% of the Fund’s total assets in securities that at the time of purchase are subject to restrictions on disposition under the Securities Act of 1933, as amended.

(12) Purchase or sell commodities or commodity or futures contracts or options on commodity or futures contracts except in compliance with such rules and interpretations of the Commodity Futures Trading Commission which exempt the Fund from regulation as a commodity pool operator.

11

MANAGEMENT

The names and addresses of the Directors and Officers of the Fund are set forth below, together with their positions and their principal occupations during the past five years and, in the case of the Directors, their positions with certain other organizations and companies.

DISINTERESTED DIRECTORS

Name, Address, Age and Position(s) with Fund	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) and Other Directorships Held During Past 5 Years and Director Qualifications
Charles H. Brunie Brunie Associates 320 Park Avenue, 10th Floor New York, NY 10022 DOB: 7/17/30 Director	Term: Until 2012. Served since: 1988.	2

Director, The Zweig Fund, Inc. (since 1998); Chairman, Brunie Associates (investments) (since April 2001); Oppenheimer Capital (1969-2000), Chairman (1980-1990), Chairman Emeritus (1990-2000); Chairman Emeritus, Board of Trustees, Manhattan Institute (since 1990); Trustee, Milton and Rose D. Friedman Foundation for Vouchers (since 1996); Trustee, Hudson Institute (2002-2008); Chairman of the Board, American Spectator (since 2002); Chartered Financial Analyst (since 1969). Mr. Brunie earned a BA in Economics from Amherst College in 1952 and an MBA in Finance from Columbia University Graduate School of Business in 1956.

All directorships held by this Director during the past five years at any investment company registered under the 1940 Act, reporting company under Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and company whose shares are registered under Section 12 of the Exchange Act, have been disclosed in this Registration Statement.

Additional Director Information. Mr. Brunie’s years of extensive financial experience, and his management experience as the former Chairman of Oppenheimer Capital, provide valuable financial and business insight to the Board and its committees.

12

Name, Address, Age and Position(s) with Fund	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) and Other Directorships Held During Past 5 Years and Director Qualifications
Wendy Luscombe 480 Churchtown Rd. Craryville, NY 12521 DOB: 10/29/51 Director	Term: Until 2011. Served since: 2002.	2

Director of The Zweig Fund, Inc. (since 2002); Co-lead Independent Director of the Zweig Total Return Fund, Inc. and of The Zweig Fund, Inc. (since 2006); Principal, WKL Associates, Inc. (Independent Fiduciary and Consultant) (since 1994); Fellow, Royal Institution of Chartered Surveyors; Member, Chartered Institute of Arbitrators; Director, Endeavour Real Estate Securities, Ltd. REIT Mutual Fund (2000-2005); Director, PXRE Group (reinsurance) (1994-2007); Member and Chairman of Management Oversight Committee, Deutsche Bank Real Estate Opportunity Fund 1A and 1B (since 2003); Trustee, Acadia Realty Trust (since 2004); Member of National Association of Corporate Directors Teaching Faculty (since 2007); Independent Director of Feldman Mall Properties, a private REIT (since 2008). Ms. Luscombe actively participates in annual continuing education courses and conferences including risk assessment, corporate governance, succession, audit and strategic planning, and is an “audit committee financial expert” as that term is defined by the Commission. Ms. Luscombe graduated in 1973 from Oxford Brookes University with a diploma in estate management.

All directorships held by this Director during the past five years at any investment company registered under the 1940 Act, reporting company under Section 15(d) of the Exchange Act, and company whose shares are registered under Section 12 of the Exchange Act, have been disclosed in this Registration Statement.

Additional Director Information. Ms. Luscombe’s years of service as a director, her extensive financial experience and training, and managerial skills bring valuable skills and knowledge of best practices to the Board and its committees.

13

Name, Address, Age and Position(s) with Fund	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) and Other Directorships Held During Past 5 Years and Director Qualifications
Alden C. Olson 2711 Ramparte Path Holt, MI 48842 DOB: 5/10/28 Director	Term: Until 2013. Served since: 1996.	2

Director of The Zweig Fund, Inc. (since 1996); Chairman of the Audit Committee of The Zweig Total Return Fund, Inc. and The Zweig Fund, Inc. (since 2004); Currently retired; Chartered Financial Analyst (since 1964); Professor of Financial Management, Investments at Michigan State University (1959 to 1990). Mr. Olson was formerly a portfolio adviser with Midwest Investment Fund (1960-1964) and has been actively engaged in portfolio management since 1968. Mr. Olson earned a BBA (1949), an MA (1951) and a PhD (1962), all in finance, from the University of Minnesota.

All directorships held by this Director during the past five years at any investment company registered under the 1940 Act, reporting company under Section 15(d) of the Exchange Act, and company whose shares are registered under Section 12 of the Exchange Act, have been disclosed in this Registration Statement.

Additional Director Information. Mr. Olson’s academic background and strong financial expertise allow him to offer sound business advice and financial insight to the Board and its committees.

James B. Rogers, Jr. 7 Orange Grove Road Singapore, Singapore 258355 DOB: 10/19/42 Director	Term: Until 2012. Served since: 1988.	2

Director of The Zweig Fund, Inc. (since 1986); Private investor (since 1980); Chairman, Beeland Interests (Media and Investments) (since 1980); Regular Economic Commentator on Fox News (2002-2007); Served as a financial analyst and investment manager (since 1968); Co-founded the Quantum Fund, a private investment fund (1970); Rogers International Commodity Index, Founder (1998); Author of “Investment Biker: On the Road with Jim Rogers” (1994), “Adventure Capitalist” (2003), “Hot Commodities” (2004), “A Bull in China” (2007) and “A Gift to My Children” (2009); In 1989 and 1990, Mr. Rogers was the moderator of WCBS’s The Dreyfus Roundtable and FNN’s The Profit Motive with Jim Rogers; Director, Levco Series Trust (1996-2006). Mr. Rogers earned a BA in History from Yale University in 1964 and a BA/MA in Politics, Economics and Philosophy from Oxford University in 1966.

14

Name, Address, Age and Position(s) with Fund	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) and Other Directorships Held During Past 5 Years and Director Qualifications

All directorships held by this Director during the past five years at any investment company registered under the 1940 Act, reporting company under Section 15(d) of the Exchange Act, and company whose shares are registered under Section 12 of the Exchange Act, have been disclosed in this Registration Statement.

Additional Director Information. Mr. Rogers brings significant financial and economic experience to the Board, and provides innovative business insight to assist the Board and its committees.

R. Keith Walton 1359 Kathwood Drive Columbia, SC 29206 DOB: 9/28/64 Director	Term: Until 2011. Served since: 2004.	2

Director of The Zweig Fund, Inc. (since 2004); Co-lead Independent Director of the Zweig Total Return Fund, Inc. and of The Zweig Fund, Inc. (since 2006); Of Counsel, Nelson, Mullins Riley & Scarborough (since 2010); Senior Managing Director, BSE Management LLC (2010); Principal and Chief Administrative Officer, Global Infrastructure Partners (2007-2009); Director, Blue Crest Capital Management Funds (since 2006); Executive Vice President and Secretary of the University, Columbia University (1996-2007); Director (since 2002), Member (since 1997), Nominating and Governance Committee Board of Directors (since 2004), Council on Foreign Relations; Member, The Trilateral Commission (since 2009); Director, Association for the Benefit of Children (since 2009); Member, Executive Committee (2002-2009), Chair, Audit Committee (2003-2009), Apollo Theater Foundation, Inc.; Director, Orchestra of St. Luke’s (2000-2009); Vice President and Trustee, The Trinity Episcopal School Corporation (2003-2009). Mr. Walton earned a BA in History and Biology from Yale University in 1986 and a JD from Harvard Law School in 1990.

All directorships held by this Director during the past five years at any investment company registered under the 1940 Act, reporting company under Section 15(d) of the Exchange Act, and company whose shares are registered under Section 12 of the Exchange Act, have been disclosed in this Registration Statement.

15

Name, Address, Age and Position(s) with Fund	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) and Other Directorships Held During Past 5 Years and Director Qualifications
Additional Director Information. Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices.

INTERESTED DIRECTOR *

Name, Address, Age and Position(s) with Fund	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) and Other Directorships Held During Past 5 Years and Director Qualifications
George R. Aylward 100 Pearl Street Hartford, CT 06103 DOB: 8/17/64 Director, Chairman of the Board, President and Chief Executive Officer	Term: Until 2013. Served since: 2006.	2

Chairman, Director, President and Chief Executive Officer, The Zweig Fund, Inc. (since 2006); Chief Operating Officer, The Zweig Fund, Inc. and ZTR (2004-2006); Vice President, Finance, Virtus Investment Partners, Inc. and/or certain of its subsidiaries (2001-2002); Various senior officer and directorship positions with Virtus affiliates (since 2005); Senior Executive Vice President and President, Asset Management (2007-2008), Senior Vice President and Chief Operating Officer, Asset Management (2004-2007), Vice President and Chief of Staff (2001-2004), The Phoenix Companies, Inc.; Various senior officer and directorship positions with Phoenix affiliates (2005-2008); President (since 2006), Executive Vice President (2004-2006), the Virtus Mutual Funds Complex. Mr. Aylward earned a BS in accounting from the University of Connecticut in 1988 and an MBA from the University of Massachusetts. He earned the designation of certified public accountant.

All directorships held by this Director during the past five years at any investment company registered under the 1940 Act, reporting company under Section 15(d) of the Exchange Act, and company whose shares are registered under Section 12 of the Exchange Act, have been disclosed in this Registration Statement.

Additional Director Information. Mr. Aylward’s extensive business and accounting background, and fund experience, provide valuable managerial skills and knowledge to the Board.

16

OFFICERS WHO ARE NOT DIRECTORS

Name, Address and Age	Position(s) with the Fund and Length of Time Served	Principal Occupation(s) and Other Directorships Held During Past 5 Years
Carlton Neel 900 Third Avenue New York, NY 10022 DOB: 12/19/67	Executive Vice President since: 2003. Expires: Immediately following the 2011 Annual Meeting of Shareholders.	Executive Vice President of The Zweig Fund, Inc. (since 2003); Senior Vice President and Portfolio Manager, Zweig Advisers, LLC (since 2003); Senior Vice President, Virtus Investment Partners, Inc. (since 2008); Executive Vice President, Euclid Advisors LLC (since 2009); Managing Director and Co-Founder, Shelter Rock Capital Partners, LP (2002-2003); Senior Vice President and Portfolio Manager, Zweig Advisers LLC (1995-2002); Vice President, JP Morgan & Co. (1990-1995).

David Dickerson 900 Third Avenue New York, NY 10022 DOB: 12/27/67	Senior Vice President since: 2003. Expires: Immediately following the 2011 Annual Meeting of Shareholders.	Senior Vice President of The Zweig Fund, Inc. (since 2003); Senior Vice President and Portfolio Manager, Zweig Advisers, LLC (since 2003); Senior Vice President, Virtus Investment Partners, Inc. (since 2008); First Vice President, Euclid Advisors LLC (since 2009); Managing Director and Co-Founder, Shelter Rock Capital Partners, LP (2002-2003); Vice President and Portfolio Manager, Zweig Advisers LLC (1993-2002).

Marc Baltuch 900 Third Avenue New York, NY 10022 DOB: 9/23/45	Vice President and Chief Compliance Officer since: 2004. Expires: Immediately following the 2011 Annual Meeting of Shareholders.	Vice President and Chief Compliance Officer of The Zweig Fund, Inc. (since 2004); Chief Compliance Officer of Zweig Advisers, LLC (since 2004); President and Director of Watermark Securities, Inc. (since 1991); Secretary of Phoenix-Zweig Trust (1989-2003); Secretary of Phoenix-Euclid Market Neutral Fund (1998-2002); Assistant Secretary of Gotham Advisors, Inc. (1990-2005); Chief Compliance Officer of the Zweig Companies (since 1989) and of the Virtus Mutual Funds Complex (since 2004); Chief Compliance Officer, The Phoenix Edge Series Fund (since 2004).

Kevin J. Carr 100 Pearl Street Hartford, CT 06103 DOB: 8/30/54	Secretary and Chief Legal Officer since: 2005. Expires: Immediately following the 2011 Annual Meeting of Shareholders.	Secretary and Chief Legal Officer of The Zweig Fund, Inc. (since 2005); Senior Vice President, Counsel and Secretary, Virtus Investment Partners, Inc. and/or certain of its subsidiaries (since 2008); Vice President and Counsel, Phoenix Life Insurance Company (2005-2008); Vice President, Counsel, Chief Legal Officer and Secretary, certain Funds within the Virtus Mutual Fund Complex (since 2005); Compliance Officer of Investments and Counsel, Travelers Life and Annuity Company (January 2005-May 2005); Assistant General Counsel and certain other positions, The Hartford Financial Services Group (1995-2005).

Moshe Luchins 900 Third Avenue New York, NY 10022 DOB: 12/22/71	Vice President since: 2004. Expires: Immediately following the 2011 Annual Meeting of Shareholders.	Vice President of The Zweig Fund, Inc. (since 2004); Associate Counsel (1996-2005), Associate General Counsel (since 2006) of the Zweig Companies.

17

Name, Address and Age	Position(s) with the Fund and Length of Time Served	Principal Occupation(s) and Other Directorships Held During Past 5 Years
W. Patrick Bradley 100 Pearl Street Hartford, CT 06103 DOB: 3/2/72	Treasurer and Chief Financial Officer since: 2010. Expires: Immediately following the 2011 Annual Meeting of Shareholders.	Treasurer and Chief Financial Officer of the Virtus Mutual Funds Complex (since 2006); Senior Vice President of Virtus Investment Partners, Inc. (since 2009), Vice President (2006-2008), Second Vice President (2004-2006); Assurance Senior Manager, Deloitte (1995-2004). Mr. Bradley is also a certified public accountant.

Jacqueline Porter 100 Pearl Street Hartford, CT 06103 DOB: 2/19/58	Vice President and Assistant Treasurer since: 2006. Expires: Immediately following the 2011 Annual Meeting of Shareholders.	Vice President and Assistant Treasurer of The Zweig Fund, Inc. (since 2006); Vice President, Fund Administration and Tax, VP Distributors, Inc. (since 1995); Vice President and Assistant Treasurer, multiple funds in the Virtus Mutual Fund Complex (since 1995); Vice President and Assistant Treasurer, The Phoenix Edge Series Fund (since 1999).

*	Director considered to be an “interested person,” as that term is defined in the 1940 Act. George R. Aylward is considered an interested person because, among other things, he is an officer of the Fund as well as an officer of the Fund’s Investment Adviser.

The Fund’s Board of Directors has appointed a standing Audit Committee and Nominating Committee. The Fund’s Board of Directors has adopted a written charter for the Fund’s Audit Committee. The purposes of the Audit Committee are set forth in the Audit Committee Charter. The Audit Committee assists the Board of Directors in its oversight of the Fund’s financial reporting process. The Audit Committee of the Board of Directors will normally meet two times during each full fiscal year with representatives of the independent auditors to discuss and review various matters as contemplated by the Audit Committee Charter. The members of the Audit Committee, Messrs. Brunie, Olson, Rogers and Walton and Ms. Luscombe, are “independent” within the meaning of the 1940 Act and the NYSE corporate governance standards for audit committees. The Fund’s Audit Committee held two meetings during the year ended December 31, 2009.

Messrs. Brunie, Olson, Rogers and Walton and Ms. Luscombe, each of whom is not an interested person of the Fund, are members of the Nominating Committee of the Board of Directors. The Nominating Committee considers candidates for election to fill vacancies on the Board of Directors, and will consider recommendations from shareholders for possible nominees. Shareholders are required to submit a biography of the recommended candidate to the Secretary of the Fund. All shareholder recommended nominee submissions must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next annual meeting of the Fund. This deadline can be found in the proxy statement for the Fund’s most recent annual meeting. When nominating a director candidate, shareholders must include in their notice to the Fund’s Secretary the required information, as specified in Article II — Section 3 of the By-Laws. Such information includes (i) as to each person whom the shareholder proposes to nominate for election as a director (A) the name, age, business address and residence address of such person, (B) the principal occupation

18

or employment of such person, (C) the class and number of shares of the capital stock of the Fund that are beneficially owned by such person and (D) any other information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors pursuant to Regulation 14A under the Exchange Act or any successor regulation thereto (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected and whether any person intends to seek reimbursement from the Fund of the expenses of any solicitation of proxies should such person be elected a director of the Fund); and (ii) as to the shareholder giving the notice (A) the name and address, as they appear on the Fund’s books, of such shareholder, (B) the class and number of shares of the capital stock of the Fund which are beneficially and/or owned or record by such shareholder, (C) the nature of any such beneficial ownership of such stock, the beneficial ownership of any such stock held of record by such shareholder but beneficially owned by one or more other persons, and the length of time for which all such stock has been beneficially owned and/or owned of record by such shareholder, (D) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such nomination(s) and (E) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such nomination(s).

The Fund’s Nominating Committee held two meetings during the year ended December 31, 2009. The Fund does not have a standing compensation committee. All of the Directors, except Charles H. Brunie, attended at least 75% of the total number of Board meetings, and his or her respective committee meetings, held during the year ended December 31, 2009.

The Board of Directors, including a majority of the disinterested Directors, has the responsibility under the 1940 Act to approve the continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement. Both the Investment Advisory Agreement and the Sub-Advisory Agreement were approved to be continued until March 1, 2010 at a meeting of the Directors held on February 10, 2009. A discussion regarding the basis for the approval of this continuance is contained in the Fund’s June 30, 2009 Semi-Annual Report to Shareholders. At a meeting of the Directors held on February 9, 2010, the Board of Directors, including a majority of the disinterested Directors, approved the continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement until March 1, 2011. A discussion regarding the basis for the approval of this continuance is contained in the Fund’s June 30, 2010 Semi-Annual Report to Shareholders.

The Board’s Leadership Structure

George R. Aylward, an interested person of the Fund, serves as the Fund’s Chairman of the Board, Chief Executive Officer and President. Mr. Aylward’s combined role as Chairman, Chief Executive Officer and President promotes unified leadership and direction for the Fund’s Board of Directors and executive management and allows for a single, clear focus for the chain of command to execute the Fund’s initiatives and plans.

The independent Board Members have designated two co-lead Independent Directors of the Fund, Wendy Luscombe and R. Keith Walton. The co-lead Independent Directors’ roles are defined as follows:

•	Chair meetings or executive sessions of the Independent Directors;

•	Review and comment on the Board’s meeting agendas;

•	Represent the views of the Independent Directors to management; and

•	Facilitate communication among the Independent Directors and their counsel.

The Board has established an Executive Committee, a Nominating Committee and an Audit Committee to assist it in the oversight and direction of the business and affairs of the Fund, and from time to time may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters.

19

The Board has determined that the Board’s leadership structure is appropriate for the Fund, taking into account the Fund’s specific characteristics and circumstances, in light of the fact that: (i) all of the Directors, except the Chairman, are independent; (ii) it provides for oversight of the business operations of the Fund by experienced Independent Directors, with two co-lead Independent Directors and separate committee chairmen; (iii) by having Mr. Aylward in the combined role as Chairman, Chief Executive Officer and President, it allows for unified leadership and direction for the Fund’s Board of Directors and executive management; (iv) by having two co-lead Independent Directors, it helps to ensure timely communication between management and the Independent Directors and among the Independent Directors; (v) it allows the Board to exercise informed and independent judgment over the matters under its purview and specific to the Fund; (vi) it strikes an effective balance between management and independent director participation in the Board process; and (vii) it allocates areas of responsibility among committees of the Board’s members and the full Board in a manner that enhances effective oversight.

Board’s Role in Risk Oversight

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser and other service providers (depending on the nature of the risk), who carry out the Fund’s investment management and business affairs. Each of the Investment Adviser, the Sub-Adviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions, business model and compliance structure. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate the occurrence or effects of all of such risks. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others, the Investment Adviser and the Sub-Adviser (and their officers and employees), the Fund’s Chief Compliance Officer, and the independent registered public accounting firm for the Fund, as appropriate, that include risks faced by the Fund and applicable risk functions. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Direct Ownership of Securities

The dollar range of the Fund’s securities owned by each Director in the Fund and the aggregate dollar range of securities owned in the Fund and The Zweig Fund, Inc. (“ZF” and together with the Fund, the “Zweig Fund Complex”) is set forth below.

Name of Director	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Fund Ownership in all Funds Overseen by Director in Family of Investment Companies(2)
Charles H. Brunie	Over $100,000	Over $100,000
Wendy Luscombe	$10,001-$50,000	$10,001-$50,000
Alden C. Olson	$10,001-$50,000	$10,001-$50,000
James B. Rogers, Jr.	$1-$10,000	$10,001-$50,000
R. Keith Walton	$1-$10,000	$10,001-$50,000
George R. Aylward	$1-$10,000	$1-$10,000

(1)	The information as to beneficial ownership is based on statements furnished to each fund by its Directors and reflects ownership as of December 31, 2009. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares owned by him or her. The Directors and Officers of the Funds, as a group, beneficially own less than 1% of the outstanding shares of each fund. Fractional shares are rounded off to the nearest whole share.
(2)	Pursuant to the proxy rules of the SEC, the Fund and ZF are the only funds in the “Family of Investment Companies.”

20

Executive Compensation

The aggregate compensation paid to each of the Directors for the year ended December 31, 2009 by the Zweig Fund Complex, constituting all of the funds to which the Investment Adviser provides investment advisory services, and the total number of registered investment companies (and separate investment portfolios within those companies) in the Zweig Fund Complex with respect to which any of the Directors serve as a director or trustee are set forth below. The Fund does not pay any fees to, or reimburse expenses of, its Director who is considered an “interested person” of the Fund. Neither the Fund nor any other fund in the Zweig Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

Name of Person, Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex Paid to Directors
Charles H. Brunie – Director	$21,500	$0	$0	$41,500
Wendy Luscombe – Director	$37,500	$0	$0	$73,500
Alden C. Olson – Director	$31,000	$0	$0	$60,500
James B. Rogers, Jr. – Director	$27,500	$0	$0	$53,500
R. Keith Walton – Director	$37,500	$0	$0	$73,500
George R. Aylward – Interested Director and President	$0	$0	$0	$0

Limitation of Directors’ and Officers’ Liability

The Fund’s Articles of Incorporation limit the personal liability of its Officers and Directors to the Fund and its shareholders for money damages to the maximum extent permitted by the Maryland General Corporation Law. Accordingly, a shareholder will be able to recover money damages against a Director or an Officer of the Fund only if he or she is able to prove that (a) the action, or failure to act, by the Director or Officer was the result of active and deliberate dishonesty which was material to the cause of action adjudicated in the proceeding, (b) the Director or Officer actually received an improper benefit or profit in money, property or services (in which case recovery is limited to the actual amount of such improper benefit or profit), or (c) the Director or Officer acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The limitation also does not apply to claims against Directors or Officers arising out of their responsibilities under the federal securities laws. The Fund’s Articles of Incorporation do not limit the right of the Fund or any shareholder to sue for an injunction or any other nonmonetary relief in the event of a breach of a Director’s or Officer’s duty of care or other breach of duty or responsibility.

Code of Ethics

The Fund, the Investment Adviser and the Sub-Adviser have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics set forth the terms and conditions upon which personnel subject to the codes may invest in securities, including securities that may be purchased or held by the Fund. These codes contain policies and procedures that, among other things, prohibit personnel from trading on the basis of material nonpublic information, place limitations on personal trading by personnel, impose preclearance on certain types of trading, and impose reporting obligations on such personnel, including requiring initial and annual reports of securities holdings. Copies of the Codes of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (800) SEC-0330. Copies of these Codes of Ethics are also available on the EDGAR Database on the Commission’s website at http://www.sec.gov, and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

21

Proxy Voting

The Investment Adviser votes proxies relating to the Fund’s portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. It is the intention of the Fund to exercise stock ownership rights in portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Investment Adviser endeavors to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings.

If in the voting of proxies, a conflict of interest arises between the interests of Fund shareholders, on one hand, and those of the Investment Adviser or any affiliated person of the Fund, on the other hand, the Investment Adviser may take one or more of the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting the proxies: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as RiskMetrics; or (ii) abstaining. The Investment Adviser will promptly notify the President of the Fund once any actual or potential conflict of interest exists. The Investment Adviser will not waive any conflict of interest or vote any conflicted proxies without the prior written approval of either the Board of Directors or the President of the Fund, in which case the President will report on the conflict at the next following meeting of the Board of Directors.

Shareholders may obtain information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2010, free of charge by calling toll-free (800) 243-1574 or from the Commission’s website at http://www.sec.gov.

INVESTMENT ADVISER AND SUB-ADVISER

The Investment Adviser, Zweig Advisers LLC, is a Delaware limited liability company, with offices at 900 Third Avenue, New York, New York 10022. All of the Investment Adviser’s outstanding equity interests are directly owned by Virtus Investment Partners, Inc. (“Virtus”), a Delaware corporation and a NASDAQ listed company. Zweig Advisers LLC is a Delaware entity and an independent advisory firm registered with the Commission under the Investment Advisers Act of 1940, as amended (the “1940 Act”). As of December 31, 2009, Virtus and its affiliated advisers had approximately $25.4 billion of assets under management.

Pursuant to an investment advisory agreement dated March 1, 1999 (the “Investment Advisory Agreement”), the Investment Adviser is responsible for the actual management of the Fund’s portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to the supervision of the Board of Directors and the applicable provisions of the 1940 Act. The Investment Adviser is also obligated to provide the Fund with such executive, administrative, data processing, clerical, accounting and bookkeeping services and statistical and research data as are deemed advisable by the Board of Directors, except to the extent these services are provided by an administrator hired by the Fund. The Investment Adviser may consider analyses from various other sources, including broker-dealers with which the Fund does business and affiliates of the Investment Adviser. Under a services agreement (the “Sub-Advisory Agreement”) with the Investment Adviser, the Sub-Adviser, Zweig Consulting LLC, performs asset allocation research and analysis and provides advice thereon to the Investment Adviser.

For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Fund will pay the Investment Adviser a monthly fee computed at the annual rate of 0.70% of the Fund’s average daily net assets during the previous month. For the fiscal years ended December 31, 2009, 2008 and 2007, the Fund accrued investment advisory fees of $3,179,913, $3,621,383 and $3,711,846, respectively.

22

Dr. Martin E. Zweig

Dr. Martin E. Zweig, the President of the Sub-Adviser, has been in the business of providing investment advisory services for over 40 years. Dr. Zweig and his associates determine asset allocation strategies to assist the Investment Adviser in its management of the Fund.

PORTFOLIO MANAGERS

Portfolio Managers

The Fund’s portfolio managers (each referred to as a “portfolio manager”) are listed below. Each portfolio manager manages other investment companies and/or investment vehicles and accounts in addition to the Fund. The following tables show, as of December 31, 2009, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Total Assets of Accounts
Carlton Neel	8	0	0	8
David Dickerson	8	0	0	8

The dollar range of the Fund’s securities owned by each portfolio manager and the aggregate dollar range of securities owned in the Zweig Fund Complex (as defined above under “Executive Compensation”) is set forth below.

Portfolio Manager	Dollar Range of Equity Securities in the Fund (1)	Aggregate Dollar Range of Equity Securities in the Zweig Fund Complex
Carlton Neel	$50,001-$100,000	Over $	100,000
David Dickerson	$10,001-$50,000	Over $	100,000

(1) The information as to beneficial ownership is based on statements furnished to the Fund by its portfolio managers and reflects ownership as of December 31, 2009. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares listed as owned by him or her. Fractional shares are rounded off to the nearest whole share. The portfolio managers of the Fund, as a group, beneficially own less than 1% of the outstanding shares of the Fund.

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Investment Adviser. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Investment Adviser strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Investment Adviser to allocate investment ideas pro rata to all accounts with the same primary investment objective.

23

Portfolio Manager Compensation Structure and Method

Virtus and its affiliated investment management firms, including the Investment Adviser, (collectively, “VIP”) believe that VIPs compensation program is adequate and competitive to attract and retain high-caliber professional employees. Investment professionals at the Investment Adviser receive a competitive base salary, an incentive bonus opportunity and a benefits package. Portfolio managers may also have the opportunity to participate in long-term equity programs, including potential awards of VIP restricted stock units (“RSUs”) with multi-year vesting, subject to VIP board approval.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on pre-tax profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in VIP RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. The peer groups used for comparison are (i) the Lipper Large Cap Core Funds with respect to the equity portion of the portfolio, and (ii) the Lipper General U.S. Government Funds with respect to the fixed income portion of the portfolio. Performance of the funds managed is generally measured over one-, three- and five-year periods and an individual portfolio manager’s participation is based on the performance of each fund/account managed.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. VIP believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manger compensation being tied to performance.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of VIP and its affiliates, including 401(k), health and other employee benefit plans.

EXPENSES

For the fiscal years ended December 31, 2009, 2008 and 2007, the Fund’s net expenses amounted to $5,189,875, $5,316,042 and $5,112,119, respectively.

Expenses of the Offer will be charged to capital. The Fund’s annual expense ratio (including dividends on short sales) was 1.14%, 1.03% and 0.96% of the Fund’s average net assets for the fiscal years ended December 31, 2009, 2008 and 2007, respectively.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In the purchase and sale of portfolio securities for the Fund, the Investment Adviser will seek the best combination of price (inclusive of brokerage commissions) and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Investment Adviser for its use. The Investment Adviser is also authorized to place orders with brokers who provide

24

supplemental investment, market research and security and economic analysis, although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected solely on the basis of seeking the best combination of price (inclusive of brokerage commissions) and execution for the same order. Brokerage may be allocated entirely on the basis of net results to the Fund, including the difficulty of the order and the reputation of the broker-dealer. Research and analysis received by the Investment Adviser may benefit the Investment Adviser, the Sub-Adviser and their respective affiliates in connection with their services to other clients, as well as the Fund. In accordance with the provisions of Rule 17e-1 under the 1940 Act, the Fund’s Board of Directors has adopted certain procedures which are designed to provide that brokerage commissions paid to any affiliated broker-dealers are reasonable and fair as compared to the brokerage commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on securities exchanges during a comparable period of time. The Fund, however, has no obligation to deal with any broker-dealer in effecting portfolio transactions.

The Fund paid brokerage commissions of $235,911 to brokers for the year ended December 31, 2009. The Fund paid brokerage commissions of $286,421 to brokers for the year ended December 31, 2008. The Fund paid brokerage commissions of $385,215 to brokers for the year ended December 31, 2007.

A portion of the securities in which the Fund will invest may be traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Fixed income securities purchased or sold on behalf of the Fund normally will be traded in the over-the-counter market on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities may be purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. Futures transactions generally will be effected through those futures commission merchants the Fund believes will obtain the most favorable results for the Fund.

When the Fund and one or more accounts managed by the Investment Adviser or its affiliates propose to purchase or sell the same security, the available opportunities will be allocated in a manner the Investment Adviser believes to be equitable. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In other cases, coordination with transactions for other accounts and the ability to participate in volume or block transactions could benefit the Fund.

Portfolio Turnover

The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2009, December 31, 2008 and December 31, 2007 were 35%, 61% and 36%, respectively. Portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities by the monthly average value of securities in the portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. Portfolio turnover will not be a limiting factor in making investment decisions, and the Fund’s investment policies may result in portfolio turnover substantially greater than that of other investment companies. A high rate of portfolio turnover (over 100%) involves greater brokerage commission expense, which must be borne by the Fund and its shareholders. A high rate of portfolio turnover may also result in the realization of capital gains, and to the extent that portfolio turnover results in the realization of net short-term capital gains, such gains, when distributed, would be taxed to shareholders at ordinary income tax rates.

NET ASSET VALUE

The net asset value of the Fund’s shares will be determined by the Administrator as of the close of regular trading on the NYSE, on each day the NYSE is open for trading, by dividing the Fund’s total assets, less the Fund’s total liabilities, by the total number of shares outstanding. Net asset value will be published weekly in a financial newspaper of general circulation.

25

Portfolio securities (including stock options) which are traded only on stock exchanges will be valued at the last sale price. Securities traded in the over-the-counter market which are National Market Systems securities will be valued at the last sale price. Other over-the-counter securities will be valued on the basis of the mean between the current bid and asked prices obtained from market makers in such securities. Debt securities that mature in 60 days or less will be valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Debt securities that have an original maturity of less than 61 days will be valued at their cost, plus or minus amortized discount or premium, unless the Board of Directors determines that such valuation does not constitute fair value. Futures and options thereon which are traded on commodities exchanges will be valued at their closing settlement price on such exchange. Securities and assets for which market quotations are not readily available, and other assets, if any, will be valued at fair value as determined in good faith and pursuant to procedures established by the Board of Directors of the Fund.

The outstanding shares of Common Stock are, and the Shares will be, listed on the New York Stock Exchange, Inc. The Fund’s Shares of Common Stock have traded in the market above, at and below net asset value since the commencement of the Fund’s operations in September 1988. The Fund’s Officers cannot predict whether the Fund’s Common Stock will trade in the future at a premium or a discount to net asset value, and if so, the level of such premium or discount.

TAXATION

The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares of the Fund. The summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

General

The Fund has elected to be treated, has qualified and intends to continue to qualify for each taxable year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets.

If the Fund complies with such requirements, then in any taxable year for which the Fund distributes, in accordance with the Code’s timing requirements, ordinary income dividends of at least 90% of its investment company taxable income, the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including capital gains, that is distributed to shareholders in accordance with the Code’s requirements. However, if the Fund retains any investment company taxable income or net capital gain, it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on capital gains, (i) will be required to include in income for federal income tax purposes, as capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder’s gross income.

In order to avoid a 4% federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (for the one-year period ending October 31 of such year), and all

26

taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund did not pay federal income tax. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and its net capital gain, but reserves the right to retain and designate as described in the above paragraph, its net capital gain.

The Fund’s investments, if any, in securities issued at a discount or providing for deferred interest payments or payments of interest in kind will generally cause the Fund to realize income prior to the receipt of cash payments with respect to these securities. Mark to market rules applicable to certain options and futures contracts may also require that net gains be recognized without a concurrent receipt of cash. In order to obtain cash to distribute its income or gains, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

Taxable U.S. Shareholders — Distributions

For U.S. federal income tax purposes, distributions by the Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax.

Distributions from the Fund’s investment company taxable income will be taxable as ordinary income, and generally cannot be offset by capital losses. For non-corporate shareholders, certain of the Fund’s ordinary income distributions received (or deemed received) in taxable years through and including 2010 may qualify for the 15% federal income tax rate applicable to “qualified dividend income.” For corporate shareholders, certain of the Fund’s ordinary income distributions may qualify for the dividends received deduction. (However, the entire dividend, including the deducted amount, is includable in determining a corporate shareholder’s alternative minimum taxable income.) So long as the Fund qualifies as a regulated investment company and satisfies the 90% distribution requirement, capital gain dividends if properly designated as such in a written notice to shareholders mailed not later than 60 days after the Fund’s taxable year closes, will be taxed to shareholders as capital gain which, as to non-corporate shareholders, will be taxable at a maximum marginal federal income tax rate (through December 31, 2010) of 15%, regardless of how long the shareholder has held his or her Fund shares. Distributions, if any, that are in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first reduce a shareholder’s tax basis in his or her shares and, after such basis is reduced to zero, will constitute capital gains to a shareholder who holds his or her shares as capital assets.

All distributions, whether received in shares or in cash, as well as sales and exchanges of Fund shares, must be reported by each shareholder who is required to file a U.S. federal income tax return. For federal income tax purposes, dividends declared by the Fund in October, November or December and paid during January of the following year are treated as if they were paid by the Fund and received by such shareholders on December 31 of the year declared. In addition, certain other distributions made after the close of a taxable year may be “spilled back” and treated as paid by the Fund (other than for purposes of avoiding the 4% excise tax) during such year. Such dividends would be taxable to the shareholders in the taxable year in which the distribution was actually made by the Fund.

The Fund will send written notices to shareholders regarding the amount and federal income tax status of all distributions made during each calendar year.

With respect to distributions paid in cash or, for shareholders participating in the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), reinvested in shares purchased in the open market, the amount of the distribution for tax purposes is the amount of cash distributed or allocated to the shareholder. With respect to distributions issued in shares of the Fund, the amount of the distribution for tax purposes is the fair market value of the issued shares on the payment date.

27

Distributions by the Fund result in a reduction in the net asset value of the Fund’s shares and may also reduce their market value. Should a distribution reduce the net asset value or market value below a shareholder’s cost basis, such distribution (to the extent paid from the Fund’s current or accumulated earnings and profits) would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. Since the market price of shares purchased at that time may include the amount of any forthcoming distribution, investors purchasing shares just prior to a distribution will in effect receive a return of a portion of their investment in the form of a distribution which nevertheless will be taxable to them.

Taxable U.S. Shareholders — Sale of Shares

When a shareholder’s shares are sold, exchanged or otherwise disposed of, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale or other disposition, such gain or loss should be capital gain or loss which will be long-term if the shares were held for more than one year, and short-term if the shares are held for one year or less. However, any loss realized on the sale, exchange or other disposition of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend received by the selling shareholder with respect to such shares. Additionally, any loss realized on a sale or other disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a distribution reinvestment in shares of the Fund under the Plan. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Backup Withholding

The Fund will be required to report to the Internal Revenue Service all distributions, as well as gross proceeds from the sale or exchange of Fund shares with respect to which the Fund is a payor (such as pursuant to a tender offer), except in the case of certain exempt recipients, i.e., corporations and certain other investors to which distributions are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 28% in the case of nonexempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and with certain required certifications or if the Internal Revenue Service or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failing to report interest or dividend income. The Fund may refuse to accept any subscription that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld would be credited against a shareholder’s U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Non-U.S. Shareholders

Dividends paid to a shareholder who is not a U.S. person (i.e., a nonresident alien individual, or a foreign corporation, foreign partnership, foreign trust or foreign estate) ordinarily are subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends are subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations and, in the case of a shareholder that is a foreign corporation, may be subject to U.S. “branch profit tax.” Capital gain distributions, including amounts retained by the Fund which are designated as undistributed capital gains, to a non-U.S.

28

shareholder will not be subject to U.S. income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the U.S. or, in the case of a shareholder who is a nonresident alien individual, if the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. “Short-term capital gain dividends” and “interest-related dividends” paid by the Fund with respect to the Fund’s taxable years that began before December 31, 2009, generally will be exempt from 30% withholding. “Short-term capital gain dividends” generally are limited to the excess (if any) of the Fund’s net short-term capital gains over its net long-term capital losses, and “interest-related dividends” generally are limited to the Fund’s income (less expenses) from interest paid by U.S. issuers and interest paid on deposits with U.S. banks. There is proposed legislation to extend these rules. However, as of now, it is impossible to know if, and to what extent, these rules will be extended.

Any gain realized by a shareholder who is not a U.S. person upon a sale or other disposition of shares of the Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, if the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. persons who fail to furnish the Fund with an IRS Form W-8BEN or an acceptable substitute Form W-8BEN may be subject to backup withholding at the rate of 28% on capital gain dividends and the proceeds of certain sales of their shares with respect to which the Fund is a payor (such as pursuant to a tender offer).

Investors who are not U.S. persons should consult their tax advisors about the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Fund and rights in this Offer.

State and Local Taxes

The Fund may be subject to state or local taxes in jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and an investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the independent registered public accounting firm for the Fund. In addition to reporting annually on the financial statements of the Fund, the Fund’s accountants also review certain filings of the Fund with the Commission.

PRINCIPAL SHAREHOLDERS

There are no persons known to the Fund to be control persons of the Fund, as such term is defined in Section 2(a)(9) of the 1940 Act. Except for the following, there is no person known to the Fund to hold beneficially 5% or more of the outstanding shares of the Fund. As of June 30, 2010, there were 114,594,744 outstanding shares of the Fund.

Name and Address of Record Owner	Amount of Record Ownership	Percent of Class
Cede & Co. 55 Water Street New York, NY 10004	108,299,986	94.5%

29

FINANCIAL STATEMENTS

The audited financial statements and the notes thereto, together with the report of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2009. The unaudited financial statements, and the notes thereto, are incorporated by reference to the Fund’s Semiannual Report to Shareholders for the period ended June 30, 2010. The Fund will furnish, without charge, a copy of the foregoing documents upon written request to the Fund’s Administrator, VP Distributors, Inc., 100 Pearl Street, Hartford, CT 06103.

F-1